File Nos. 33-35156 and 811-06113

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                          X

Pre-Effective Amendment No. __
Post-Effective Amendment No. 21  X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT  OF 1940     X

Amendment No. 22  X
(Check appropriate box or boxes)

THE CALDWELL & ORKIN FUNDS, INC.
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (678) 533-7850

Michael B. Orkin, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092

(Name and Address of Agent for Service)

With copy to:     Reinaldo Pascual, Esq., Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia  30309

Release Date: August 30, 2004

It is proposed that this filing will become effective:

X immediately upon filing pursuant to paragraph (b)	on (date) pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)	on (date) pursuant to paragraph (a) of Rule 485
75 days after filing pursuant to paragraph (a)(2)	on (date) pursuant to paragraph (a)(2) of Rule 485

TITLE OF SECURITIES BEING REGISTERED:  Common Stock, par value $.10 per share

The Registrant hereby registers an indefinite number of securities under Rule 24f-2 of the Investment Company Act of 1940.

MARKET OPPORTUNITY FUND

A NO-LOAD MUTUAL FUND

PROSPECTUS
August 30, 2004

Managed By:

C & O FUNDS ADVISOR, INC.
6200 The Corners Parkway, Suite 150
Norcross, Georgia 30092

(800) 237-7073                                                                    (678) 533-7850

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any
state securities commission passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Objective and Principal Investment Strategies of the Fund

Investment Objective.  The Caldwell & Orkin Market Opportunity Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Principal Investment Strategies.  We use a disciplined investment process focusing on active asset allocation and stock selection to achieve our investment objective.   “Active asset allocation” refers to the way we determine the balance of different types of assets in the Fund at any given time.  “Stock selection” refers to the way we choose the stocks we buy or short.

A long position represents an ordinary purchase of
a common stock.

A short position (making a short sale) is
established by selling borrowed shares and
attempting to buy them back at a lower price.
Borrowed shares must be repaid (i.e., short
positions must be “covered”) whether or not the
stock price declines.

We divide the Fund’s portfolio among three categories of assets:

  Long Common Stock Positions

  Short Common Stock Positions

  Money Market/Fixed Income Securities

Active asset allocation involves shifting the mix of the Fund’s assets between these categories.  It is used to manage our exposure to perceived market risk and to improve returns.

Our net exposure to the market
is the percentage of our
portfolio in long positions
minus the percentage in short
positions.  We are net long
 when the percentage of long
positions is higher, and net
short when the percentage of
short positions is higher.

To help us assess how to allocate our assets, we examine a number of factors that we believe exercise the most influence on the price of stocks and bonds.  Among the most important of these factors are Monetary / Economic Liquidity and Inflation, which help us to determine trends in the market.  When these and other factors lead us to believe that the market is moving in an upward trend (prices for stocks are generally rising), we are “bullish” about the market and generally try to increase the percentage of long positions in our portfolio and/or be net long.  Conversely, when our research leads us to believe the market is moving in the opposite direction, we are “bearish” about the market and generally try to reduce our net long exposure and/or be net short.

Stock Selection

                We typically invest between 50% and 100% of our net assets in U.S. common stocks. Our investment decisions are based on a combination of bottom-up company-specific analysis and top-down economic and market analysis.  Our investments include both long positions and short positions and may be made in companies of any size.  We take long positions in companies when we believe that their share prices will rise, and we take short positions in companies when we believe that their share prices will fall.

                The Fund’s total stock position (long positions plus short positions) and the balance between long positions and short positions in the Fund’s portfolio at any given time is based on our ability to identify attractive long and short investments and our asset allocation determinations.  The Fund may hold up to 60% of its net assets in short positions at any time.

Bottom-up company-specific analysis
leads us to buy or short a company’s stock
based on that company’s prospects and
without regard to external variables that
don’t directly impact the company’s
fundamentals.

Top-down economic and market  analysis
leads us to buy or short certain companies,
markets or sectors of the market based on
the  economic variables and market trends
we
 identify.

Long Positions.  This portion of our portfolio includes all of the common stocks we have purchased.  We use long positions to grow our assets by choosing stocks we believe will increase in price.  We are “bullish” and typically try to increase the percentage of our assets invested in long positions when we find attractive investments and/or when we believe that the outlook is positive and the stock market will rise.  When we want to be long the market as a whole, or long a particular market sector, we may purchase one or more exchange-traded funds (“ETFs”) that track a stock market index or a particular sector of the market.

How do we pick our long positions?  We select our individual long stock positions by identifying companies which we believe are experiencing positive changes that will lead to a rise in their stock prices.  Factors considered may include:

  Acceleration of earnings and/or profits
  Positive changes in management personnel or structure
  New product developments
  Positive changes in variables that indicate strengthening in a company’s industry

Short Positions.  This portion of our portfolio includes stocks we have borrowed and sold short.  If the price of a stock sold short decreases before we close the position, we make money.  If it increases, we lose money.  We use short positions to:

  Manage or hedge our exposure to perceived market risk on the long side
  Preserve capital and potentially profit during a falling stock market
  Make money when we think a particular stock’s price will decline

We are “bearish” and typically try to increase the percentage of our assets invested in short positions when we find attractive short candidates and/or when we believe that the outlook for the stock market is negative and that the market will experience declines.   When we want to short the market as a whole, or short a particular market sector, rather than individual stocks, we may sell short one or more ETFs that track a stock market index or a particular sector of the market.

How do we pick short positions?  We select our individual short positions by identifying companies which we believe are experiencing negative changes that will cause their stock prices to fall.  We evaluate factors similar to those evaluated for our long positions.  These factors may include:

  Deceleration of earnings, profits or acceleration of losses
  Negative changes in management personnel or structure or failure to address management problems
  New product developments by a company’s competitors
  Negative changes in variables that indicate weakening in a company’s industry

How Often Do We Trade Our Positions?  Our disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover.  Generally, we take profits (or limit losses) by either paring back a position or exiting a position in full when we see a significant catalyst that challenges a position’s upside potential.  We also may buy and sell ETFs in an effort to take advantage of, or hedge against, anticipated market movements.  High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders, as described under “Principal Risk Factors” below.  The Fund’s portfolio turnover rate was 611%, 915% and 451% for the fiscal years ended April 30, 2004, 2003 and 2002, respectively.  The Fund’s turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate.

Money Market Securities and Fixed Income Securities

We typically invest between 0% and 50% of our net assets in money market securities and fixed income securities.  This portion of our portfolio includes cash equivalents (i.e., money market funds or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash equivalents more than bonds.  The corporate bonds we purchase may have any maturity and be of any rating or quality, as long as the Manager believes it is consistent with the Fund’s investment objective.

Principal Risks of Investing in the Fund

An investment in the Fund carries risk, and you may lose money on your investment.  We cannot predict the Fund’s future performance, but we expect our investment strategy will cause our performance to vary from that of the S&P 500 with Income (S&P 500) index.  When we use short positions, money market securities and/or fixed income securities, our returns may be different from the stock market and may prevent the Fund from participating in market advances.  Keeping these factors in mind, the Fund should be viewed as a long-term investment vehicle to balance your total investment program risks, and should not be used to meet short-term needs.  The principal risks of investing in the Fund are:

  Market risk - Stock prices are volatile.  In a declining stock market, stock prices for all companies may decline, regardless of any one particular company’s own unique prospects.  During a recession or a bear market, all stock mutual funds that are correlated with the markets will likely lose money, and this is particularly true of ETFs and similar investments.  Investors should note, however, that the Fund’s use of short sales may cause the Fund to fluctuate independently of stock market indices such as the S&P 500.

  Short sale risk - As described previously, a short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future.  The Fund maintains a separate brokerage account for its short positions.  Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock price declines.  In a rising market, the Fund may lose value on its short sales.   When the price of any particular stock that the Fund has sold short rises above the price at which the borrowed stock was sold, the Fund’s market value decreases.  In addition, if the Fund’s short account falls below the 150% asset coverage required by SEC rules or if the broker from whom a stock was borrowed for a position requires that stock be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.

  Business risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry.  For instance, some technology industry companies rely heavily on one type of technology.  If this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on this technology may rapidly become unprofitable.  However, companies outside of the industry or those within the industry that do not rely on the technology may not be affected at all.

  Small company risk - Stocks of smaller companies may have more risks than those of larger companies.  In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than do larger companies.  Due to these and other factors, small companies may have volatile stock prices that are more susceptible to market downturns.

  Market valuation risk - Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques.  Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

  Political risk - Regulation or deregulation of a particular industry can have a material impact on the value of companies within the affected industry.  For example, during the past several years, the electric and gas utility sectors of the economy have been moving towards deregulation and open price competition.  In this new environment, some companies will make a successful transition and prosper under deregulation, while other companies may not.

  Equity securities interest rate risk - Increases in interest rates may lower the present value of a company’s future earnings stream.  Since the market price of a stock changes continuously based upon investors’ collective perceptions of a variety of factors, including future earnings, stock prices may decline when investors anticipate or experience rising interest rates.  Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline.

  Fixed income securities interest rate risk - The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. There is the possibility that the value of particular bond or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. In general, the longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant affect on the Fund’s performance if a significant portion of the Fund’s assets are in fixed income securities with long-term maturities.

Credit risk - Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due.  These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or Standard & Poor’s, may cause the price of an issuer’s bond to decline and may affect liquidity for the security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings. Bonds with the lowest credit ratings and highest yields are generally considered junk bonds, which would be subject to the highest bond credit risk.

Investments in other investment companies – From time to time, the Fund will invest in money market funds or ETFs which may be registered investment companies.  To the extent that the Fund takes a long position in another investment company, the Fund will bear its indirect portion of the fees and expenses of such fund.  In addition, under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund may not acquire shares of another investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock.  This limitation will not apply to any investment in an investment company where the Securities and Exchange Commission has granted an applicable exemption or waiver.

Investments in ETFs - To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value.  To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value.  When the Fund takes a long position in an ETF, it will also bear its indirect portion of the fees and expenses of the ETF, and ETF investments are subject to the limitations described under "Investments in other investment companies."

Portfolio turnover risk - Mutual funds are required to distribute their net realized capital gains annually under federal tax laws.  The Fund’s investment strategy may involve frequent trading which leads to high portfolio turnover (e.g., 611%, 915% and 451% for the fiscal years ended April 30, 2004, 2003 and 2002, respectively) and could generate potentially large amounts of net realized capital gains in a given year.  As a result, it is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund’s net performance.

Past Performance

The bar chart and performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  We expect the Fund’s performance to vary significantly from the major stock indices, especially over shorter periods of time.  As with all mutual funds, past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

Annual Total Returns for Years Ended December 31*

Best Quarter (in the last ten years)              Worst Quarter (in the last ten years):
Fourth Quarter 2000, up 13.98%                   Fourth Quarter 1999, down -6.15%

Average Annual Total Returns
(for years ended December 31, 2003)

	1 Year	5 Years	10 Years
Return Before Taxes	-6.58%	2.40%	10.11%
Return After Taxes on Distributions	-6.58%	0.32%	7.73%
Return After Taxes on Distributions and Sale of Fund Shares	-4.28%	0.85%	7.42%

S&P 500 with Income Index (reflects no deduction for fees, expenses or taxes) **	28.66%	-0.59%	11.05%

*    The Fund’s calendar year-to-date return as of June 30, 2004 is 0.23%.

**  The S&P 500 with Income is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends.

Notes on After-Tax Return Calculations

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. We based the expense information on expenses from the last fiscal year for the Fund.  Actual expenses may be different from those shown.

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed)...............	2.00%[1]

Annual Fund Operating Expenses for the year ended April 30, 2004 (expenses that are deducted from assets)
Management fees...............................................................................	0.81%[2]
Distribution (12b-1) expenses...........................................................	None
Other expenses.................................................................................... Administrative expenses................................................. 0.16% Dividend Expense on Short Sales of Securities........... 0.47%[3]	0.63%

Total Annual Fund Operating Expenses.........................................	1.44%

1The redemption fee is charged upon any redemption of Fund shares occurring within a six-month period following the issuance of such shares.  For complete information about the redemption fee, see “Redeeming Your Shares.”

2The Fund’s Management Agreement provides for compensation to the Manager at the annual rates of 0.90% of average daily net assets up to $100 million; 0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; 0.50% of average daily net assets in excess of $500 million.

3SEC Regulation S-X Rule 6-03(g) requires cash dividends declared on stocks in which the Fund has a short position as of the record date to be recognized as an expense on the ex-dividend date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, and that the Fund’s fees and expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$147	$456	$787	$1,724

The Fund is a no-load fund, so you do not pay any sales charge or commission when you buy or sell shares.  If you buy or sell shares through a broker, however, you may be charged a fee by that broker.  The Fund does not have a 12b-1 Plan.

Additional Information on the Fund’s Investment Objective and Strategy

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation.  Current income is only an incidental consideration.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System.

The Fund uses the principal investment strategy detailed on page 2 to achieve its investment objective.  As explained above, the Fund’s strategy includes active asset allocation and stock selection (including long and short common stock positions).  Asset allocation determinations are primarily based on our perception of risk in the marketplace.  To help us assess risk, we examine a number of factors that we believe exercise the most influence on the price of stocks and bonds.  We have incorporated several of these factors into a Multifactor Decision Making Process model.  We use the model, along with other research, when making our investment decisions.  We make the determination whether, and to what degree, to be “bullish” or “bearish” on the market at any given time based on our research.

Although we weigh the factors differently, we consider Monetary / Economic Liquidity and Inflation, which help us to determine trends in the market, to be the most important.  The factors used in the Multifactor Decision Making Process model are described below:

   Monetary / Economic Liquidity - This factor considers the relationship between liquidity or money supply and economic growth in the current market environment.  It influences us to be bullish when money supply increases faster than economic growth because excess economic liquidity flows into stocks and bonds.  It influences us to be bearish when the economy grows faster than money supply, as money is withdrawn from financial assets to purchase plant, equipment and other products.

   Inflation - This factor measures changes in the cost of living.  It influences us to be bullish for stocks when inflation is falling, yet remains positive.  It influences us to be bearish when inflation is increasing, or if it indicates we are experiencing deflation (negative inflation).

  Momentum / Breadth - This factor gauges the action (trend, speed and breadth) of general stock price movements.  It influences us to be bullish when it indicates that the markets are moving in a gradual uptrend (price momentum) with most stocks moving up (broad breadth).  It influences us to be bearish when the opposite occurs.

  Valuation - This factor assesses the various measures used to determine whether stocks are cheap or expensive based on historic norms.  It influences us to be bullish when it reflects that stocks are relatively inexpensive based on historic norms and influences us to be bearish when it reflects that they are expensive relative to historical norms.

  Supply / Demand - This factor measures the relationship between stock supply and demand in the market.  Supply increases with initial public and secondary offerings, and decreases with stock buy backs and insider purchases.  This factor influences us to be bullish when it indicates that there is a low supply of stock and high demand.   It influences us to be bearish when the reverse is true.

  Sentiment - This factor assesses surveys taken to determine if investors are feeling positive or negative about the outlook for stocks and bonds.  This factor runs contrary to conventional wisdom, influencing us to be bullish when too many investors are pessimistic and bearish when too many investors are optimistic.

  Global Currents - This factor uses all of the factors described above and applies them to foreign markets in assessing their bullish or bearish impact on domestic financial markets.

Short Position Proceeds.  Every time we establish a short position in a stock, we borrow that stock from our brokers and sell it in the market, receiving cash for the sales price.  We typically invest these short sale proceeds in cash equivalent securities such as money-market securities or U.S. treasury securities maintained with the broker-dealer from whom we borrowed the stock and/or our custodian.  By taking this approach, we earn investment returns on our short sale proceeds while we are waiting to cover our short positions.  Additionally, we are responsible for paying interest on borrowed stock to our brokers and dividends on any stock sold short (if there are any) to the lender of that stock.  These payments are made from the Fund’s cash position.

Temporary Positions.  The Fund may, from time to time, take temporary positions that are outside the scope of the Fund’s principal investment strategies in an attempt to respond to unusual market, economic, political or other conditions.  When the Fund takes a temporary position, the Fund may not be able to achieve its investment objective.

Portfolio Turnover.  Our disciplined investment style and use of certain risk control strategies (including active asset allocation and short selling) may result in higher-than-average portfolio turnover.  Portfolio turnover results from buying and selling securities and involves expense to the Fund in the form of brokerage commissions and other transaction costs.  These costs reduce the Fund’s performance by the amount of the expense.  The Manager believes that the opportunity cost of not implementing these risk control strategies would be higher than the cost of implementing them.  Generally, we take profits (or limit losses) by either paring back a position or exiting a position in full when we see a significant catalyst that challenges a position’s upside potential. The Fund’s portfolio turnover rate was 611%, 915% and 451% for the fiscal years ended April 30, 2004, 2003 and 2002, respectively.   The Fund’s turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate.  High portfolio turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders.  For a discussion of certain tax information about the Fund, see “Federal Taxes” below.

Management of the Fund

The responsibility for making decisions to buy, sell or hold a particular security rests with the Fund’s Manager, C&O Funds Advisor, Inc., subject to review by the Fund’s Board of Directors.

                C&O Funds Advisor, Inc. (the “Manager”) manages the Fund’s investment portfolio on a daily basis, subject to review by the Fund’s Board of Directors.  The Manager was formed in 1986 and is a wholly-owned subsidiary of Caldwell & Orkin, Inc. (“C&O, Inc.”).  C&O, Inc., formed in 1982, presently provides investment advisory services to corporations, individual investors, and other institutions, and as of July 31, 2004 had funds under management of approximately $472 million.  The Manager is an independent investment counsel firm with its offices located at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092.

For its services to the Fund, the Manager receives monthly compensation at annual rates which vary in accordance with the following schedule:

Annualized Percentage of Average Daily Net Assets	Asset Level
.90%	$0 - $100,000,000
.80%	$100,000,001-$200,000,000
.70%	$200,000,001-$300,000,000
.60%	$300,000,001-$500,000,000
.50%	over $500,000,001

As a percentage of assets, the Fund paid the Manager an aggregate fee of 0.81% for the fiscal year ended April 30, 2004.

Portfolio Manager

Michael B. Orkin is the Fund’s Portfolio Manager.  He has been primarily responsible for the day-to-day management of the Fund’s portfolio since August 24, 1992.  Mr. Orkin is President of the Manager and Chief Executive Officer and sole owner of C&O, Inc.  Prior to his current position, he was an analyst with Pacific Equity Management, Oppenheimer Capital Corporation and Ned Davis Research, Inc.  He graduated from Vanderbilt University with a B.S. in Economics and earned an MBA in Finance from the University of Chicago Graduate School of Business.  Mr. Orkin is a Chartered Financial Analyst.

In managing the Fund, Mr. Orkin receives support from Robert H. Greenblatt, President and portfolio manager for C&O Inc.  Mr. Greenblatt also has authority to make investment decisions for the Fund.  Mr. Greenblatt has been the President of C&O, Inc. since January 2001.  Before joining Caldwell & Orkin, Mr. Greenblatt was a principal and portfolio manager at Polaris Capital Management in New York City.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders.  You may obtain a copy of the Annual Report, without charge, by calling the Fund at (800) 237-7073.

Selected Per Share Data
(for a share outstanding throughout each year)

	Years Ended April 30,

	2004	2003	2002	2001	2000

Net asset value, beginning of year	$18.02	$18.61	$20.86	$19.57	$21.12

Income (loss) from investment operations
Net investment income (loss)	(0.10)	(0.01)	0.25	0.89	1.06
Net realized and unrealized gain
(loss) on investments	(0.54)	0.24	0.16	1.38	(1.17)

Total from investment operations	(0.64)	0.23	0.41	2.27	(0.11)

Less distributions
From net investment income	0.00	(0.04)	(1.18)	(0.98)	(0.06)
From net realized gain on investments	0.00	(0.78)	(1.48)	0.00	(1.38)

Total distributions	0.00	(0.82)	(2.66)	(0.98)	(1.44)

Net asset value, end of year	$17.38	$18.02	$18.61	$20.86	$19.57

Total Return	-3.55%	1.12%	1.88%	11.43%	-0.02%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$235,949	$297,893	$249,613	$246,566	$215,189

Ratios to average net assets:

Management fees	0.81%	0.80%	0.82%	0.82%	0.78%

Administrative expenses	0.16%	0.12%	0.09%	0.20%	0.14%

Expenses before dividends on
securities sold short	0.97%	0.92%	0.91%	1.02%	0.92%

Expenses from dividends sold short	0.47%	0.49%	0.31%	0.34%	0.48%

Total expenses	1.44%	1.41%	1.22%	1.36%	1.40%

Net investment income (loss)	-0.48%	-0.06%	1.18%	4.52%	3.53%

Portfolio turnover	611%	915%	451%	580%	392%

Purchase of Shares

The Fund has generally been closed to new investment since August 28, 1998.  Exceptions to this policy are described below:

  All shareholders, whether they are “Direct Shareholders” (shareholders who are invested directly in the Fund) or “Indirect Shareholders” (shareholders who purchased shares through the Omnibus account of a broker-dealer), may continue to reinvest dividends and capital gains in their accounts.

  A Direct Shareholder may purchase additional shares of the Fund for their current account with a minimum additional investment of $100.

  A Direct Shareholder and the spouse and children who live with a Direct Shareholder may open a new account with the Fund, subject to the minimum initial investment that was required when the Direct Shareholder’s initial account was opened.

  An Indirect Shareholder may open a new account directly with the Fund (becoming a Direct Shareholder in the Fund), subject to the minimum initial investment that was required when the Indirect Shareholder first purchased Fund shares.

  Effective October 1, 2004, current Indirect Shareholders may make new and additional Fund purchases through the Omnibus account of a broker-dealer.  Additionally, the spouse and children who live with a current Indirect Shareholder may purchase the Fund through the Omnibus account of a broker-dealer.

  Employees of Caldwell & Orkin, Inc. and their spouses and children, members of the Fund’s Board of Directors and their spouses and children, and clients of Caldwell & Orkin, Inc. may open new accounts directly with the Fund with no minimum initial investment requirement.

  Caldwell & Orkin, Inc. may invest its clients’ assets in the Fund through Omnibus accounts.

  We may determine, in our sole discretion, to accept or reject any request to purchase shares of the Fund at any given purchase level.

Generally, the minimum initial investment requirements referenced above are:

	Accounts opened on or before June 10, 1998	Accounts opened after June 10, 1998
Regular Accounts	$10,000	$100,000
Individual Retirement Account (“IRA”), other tax deferred retirement account or Uniform Gift to Minors Act account	$2,000	$25,000

How to Purchase Shares.  You may purchase shares directly from the Fund by sending a completed application and a check in the amount of your investment to us at one of the addresses below.  Your check should be made payable to the “Caldwell & Orkin Market Opportunity Fund.”  Cash, third-party checks and traveler’s checks generally are not accepted.  Eligible purchases must meet applicable minimum investment requirements.   All investments must be in U.S. dollars, and the checks must be drawn on a U.S. bank.  All purchases of Fund shares will be made at the next calculated Net Asset Value (NAV) after a completed order is received.

Regular Mail: Caldwell & Orkin Market Opportunity Fund c/o Integrated Fund Services, Inc., P.O. Box 5354 Cincinnati, Ohio 45201-5354	Overnight Delivery: Caldwell & Orkin Market Opportunity Fund c/o Integrated Fund Services, Inc. 221 East Fourth Street, Suite 300 Cincinnati, Ohio 45202 (800) 467-7903

You may also wire an investment to the Fund by wiring federal funds as follows:

Fifth Third Bank Cincinnati ABA #042000314
For Caldwell & Orkin FFC Acct. #731-83178
To: (Insert the Shareholder Name and Account #)

If your wire investment is for a new account, you must provide a completed, signed account application by mail or facsimile.  You may call Shareholder Services at (800) 467-7903 for the Transfer Agent’s facsimile telephone number.  Your investment will be made at the net asset value or NAV next determined after your wire is received together with the account information indicated above.  If the Fund does not receive timely and complete account information prior to the close of the regular session of trading on the New York Stock Exchange, or NYSE, generally 4:00 pm Eastern Time, there may be a delay in the investment of your money.  Please note that your bank may charge a fee for wiring services, and that the Fund is not responsible for delays in the wiring system.

Important Information about Procedures for Opening a New Account.   Under the U.S.A. Patriot Act of 2001, we are required to obtain, verify, and record information that identifies each person who opens an account.  Consequently, when you open an account, we will ask for your name, residential street address, date of birth, social security or other tax identification number, and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  We will not consider your account application to be “completed” and we will not invest your money in the Fund or open your new account until we receive this required information.  In addition, if after opening your account we are unable to verify your identity after reasonable efforts, we may restrict further investment until your identity is verified or close your account without notice and return your redemption proceeds to you.  If we close your account because we cannot verify your identity, we will value the account at the price determined as of 4:00 p.m. Eastern Time on the day in which your account is closed.  In that case, redemption fees will be waived and your redemption proceeds may be worth more or less than your original investment.

Purchases through Broker-Dealers. The Fund has been generally closed to both new and additional investment through Omnibus accounts (which includes discount brokerage accounts) since June 26, 1998, although Indirect Shareholders invested through Omnibus accounts have been able to continue to reinvest dividends and capital gains in their accounts.  Effective October 1, 2004, current Indirect Shareholders will be allowed to make new and additional Fund purchases through Omnibus accounts, and the spouse and children who live with the Indirect Shareholder will also be able to make Fund purchases through the Omnibus account of a NASD-registered broker-dealer.

Since a broker-dealer may charge you additional or different fees for purchasing or redeeming shares than those described in this Prospectus, ask your broker-dealer about his or her fees before investing.  For purchases of shares through a broker, orders are deemed to have been received by the Fund when the order is received in good order by the broker, and are executed at the next determined NAV after such receipt by the broker or the broker’s authorized designee.

 Automatic Investment Plan.  We offer an Automatic Investment Plan for Direct Shareholders who wish to automatically invest a specific amount of money on a regular basis after making their initial investment.  Debits must be made from your bank account in amounts of $100 or more, and may be made between the 1st and the 25th of the month.  If your regularly scheduled debit date falls on a weekend or holiday, your account will be debited on the following business day.  You may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application or the Automatic Investment Plan form.  All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date.  Please call the Fund at (800) 467-7903 if you wish to participate in the Automatic Investment Plan.

Redeeming Your Shares

We will buy back (redeem) your shares at the next determined NAV on the day we receive a valid request for redemption. In order to discourage market timing and short-term trading, and to reduce the cost of account turnover to shareholders, we will assess a redemption fee of 2% of the value of the shares being redeemed if the shares have been held for less than six months.  The redemption fee will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager.  If the shares being redeemed were purchased on different days, the shares held the longest will be redeemed first in determining whether the redemption fee applies.

The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains) or held in employer-sponsored retirement plans, such as 401(k) plans.  The fee will apply to IRA accounts and shares sold through a Systematic Withdrawal Plan, however.

For shares held through financial intermediaries (such as broker-dealer Omnibus accounts), the redemption fee will apply to shares purchased on or after October 1, 2004.  Due to varying technical and/or operational capabilities, the methods used by the intermediaries for tracking and calculating the fee may differ in some respects from the methods used by the Fund.  In addition, certain intermediaries may not presently have the technical capabilities to charge the redemption fee.  In such a case, a fee may not be applied.  If the intermediary develops the capability to charge redemption fees in the future, such fees will be applicable to the sale of shares of the Fund as described above, although not retroactively.  If you purchased shares through a financial intermediary, you should contact the intermediary for information about how a redemption fee would be applied to your shares.  Note that your intermediary may charge additional or different fees for redeeming shares not described in this Prospectus.  Those fees are not imposed by the Fund, and are not paid to the Fund.

The Fund reserves the right to waive, modify or discontinue the redemption fee at any time or from time to time, provided that such action will not materially harm the Fund and is consistent with the Fund’s efforts to deter short-term trading and market timing.

You may redeem your shares by mail by sending a letter of instruction signed by all beneficial owners of the account to the Transfer Agent with your name, account number and the amount you wish to redeem.  Mail the redemption request to:

Caldwell & Orkin Market Opportunity Fund
c/o Integrated Fund Services, Inc.,
P.O. Box 5354
Cincinnati, Ohio 45201-5354

A "Medallion" signature
guarantee helps  protect against
fraud.  You can obtain one from
most banks or securities dealers,
but not from a notary public. For
joint accounts, each signature
must be guaranteed.  Please call
us to ensure that your signature
guarantee will be processed
correctly.

A check for the redemption proceeds will be sent to you at the address of record.  If you request that the proceeds from the redemption be mailed to an address or a person that is not the address or person of record, or if you request, in writing, a redemption of $50,000 or more from your account, please note that an original “Medallion” signature guarantee is required for all signatures on the request.

In lieu of a check, you also may request that the redemption proceeds be wired to your bank account, provided that wiring instructions have been previously provided to the Transfer Agent.  If wire instructions have not been previously provided, please include them in your written request, and obtain a “Medallion” signature guarantee.  Please note that a fee for the wiring service will be deducted from your redemption proceeds.

A “Medallion” signature guarantee is also required by the Fund for all IRA transfers.

You may also redeem your shares by telephone if you have established telephone redemption privileges for your account (see Regular Account Application or Telephone Redemption Privilege Election form).  To redeem shares, please call the Transfer Agent at (800) 467-7903 before 4:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business.   Telephone redemption proceeds may be wired only if wiring instructions have been provided on your initial Regular Account Application, on a Telephone Redemption Privilege Election form, or if wiring instructions are provided, “Medallion” signature guaranteed, at any other time.  Again, a fee for the wiring service will be deducted from your redemption proceeds.

You may add or change wire instructions for your account by sending a written request, “Medallion” signature guaranteed, to the address above.

You should note that a telephone redemption may be difficult to implement during periods of drastic economic or market changes.  If you are unable to implement a telephone redemption at any time, you may redeem shares by mail as described above.  By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption

proceeds.   The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions.  The Transfer Agent reserves the right to refuse a telephone redemption request if the caller is unable to provide the following information exactly as registered on the account: account number, complete owner name and address, primary Social Security number or tax identification number.  The Transfer Agent’s records of telephone redemption are binding.  If you use telephone redemption privileges, you agree that neither the Transfer Agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine.  The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine.  As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent fails to employ this and other established procedures, the Transfer Agent may be liable.  Telephone redemption is not available for shares held in IRA or other tax deferred accounts or if proceeds are to be sent to an address other than the address of record.

If you invested in the Fund through a broker-dealer other than the Fund’s Distributor, you will need to contact your broker-dealer to redeem your shares.  The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus.

Systematic Withdrawal Plan.  We offer a Systematic Withdrawal Plan for Direct Shareholders who wish to withdraw a set dollar amount at regular intervals.  There is no special fee for this service.  To be eligible for the Systematic Withdrawal Plan, Regular (taxable) account holders must have at least $50,000 in their Caldwell & Orkin Market Opportunity Fund account and must withdraw at least $100 per transaction.  IRA and other retirement plan account holders must have at least $2,000 in their account, and are not subject to a minimum withdrawal amount per transaction.  Systematic withdrawals may be made bi-monthly, monthly, quarterly, semi-annually or annually, may be made between the 1st and the 25th of the month.  If your regularly scheduled systematic withdrawal date falls on a weekend or holiday, your funds will be sent on the prior business day.  Payment may be made via a check mailed to the address of record, or sent electronically and deposited into a pre-determined bank account.  Please note that involuntary sales of Fund shares may result in taxable investment gains and / or investment losses.  Redemption fees will apply to shares sold through the Systematic Withdrawal Plan that were purchased within the last six months.  See “Redeeming Your Shares” above.  You may participate in the Systematic Withdrawal Plan by completing the appropriate section of the Automatic Investment / Telephone Redemption Privilege / Systematic Withdrawal Plan Election Form.  All requests to change or discontinue the Systematic Withdrawal Plan must be received in writing fifteen (15) days prior to the next scheduled withdrawal date.  Please call the Fund at (800) 467-7903 if you wish to participate in the Systematic Withdrawal Plan.

Additional Information about Purchases and Redemptions

Small Accounts.  Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, the Fund reserves the right to liquidate your account if, as a result of redemptions or transfers (but not required IRA distributions), your account’s balance falls below the minimum investment that was required when your account was opened.  With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.  For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.  The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a sixty (60) day cure period then the Fund may, at its discretion, liquidate the account.

Telephone Purchases by Securities Firms.   Effective October 1, 2004, brokerage firms that are NASD members may telephone the Fund at (800) 467-7903 and buy shares for current Fund investors through the brokerage firm’s Omnibus account with the Fund.  By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Fund’s Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction.  However, if the Transfer Agent or a Fund fails to follow these established procedures, they may be liable.  The Fund may modify or terminate these telephone privileges at any time.

Responsibility for Fraud.  Neither the Fund nor the Transfer Agent will be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on the account is authorized to do so.  Please keep your account information private, and review your account statements immediately upon receipt.  Contact the Transfer Agent immediately at (800) 467-7903 if you suspect there has been any unauthorized activity in your account.

Miscellaneous.  The Fund reserves the right to:

  terminate or modify any of the procedures for purchasing or redeeming shares at any time;
  refuse to accept or determine to accept any request to purchase shares of the Fund for any reason;
  refuse any redemption request involving recently purchased shares until the check cleared, which may take up to fifteen (15) days.  If you need money sooner, you should purchase shares by bank wire (see “Purchase of Shares”).
  delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request); or
  in its sole discretion, process any redemption request by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as “redemption in kind”).
  require a “Medallion” signature guarantee for any redemption transactions made within 30 days of a change in the account name, address or banking instructions.

Distributions and Federal Taxes

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Dividends paid by the Fund from its ordinary income (excluding qualifying dividend income) and distributions of the Fund’ net realized short-term capital gains are taxable to non-tax-exempt investors as ordinary income.  Additionally, any capital gains or losses derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained.

Distributions made from the Fund’s net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the shareholder has owned Fund shares.  Dividends paid from the Fund’s income attributable to qualifying dividends are taxable to shareholders at the same Federal income tax rate as long-term capital gains.  The Fund will provide its shareholders with a written notice as to the amounts of any qualifying dividends or capital gains distributions no later than 60 days after the close of the calendar year.  If you redeem your Fund shares, you will have a short- or long-term capital gain or loss depending upon the amount of time you owned the shares.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup-withholding rate is 28%.

 Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the applicability of state, local, and foreign tax laws and possible future changes in federal tax laws.  Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

Net Asset Value

The net asset value (NAV) of the Fund’s shares is determined once daily at market close, generally 4:00 p.m. Eastern Time every day the New York Stock Exchange is open for trading.  The NAV will also be determined once daily on each day in which there is sufficient trading in the Fund’s portfolio of securities that the net asset value might be materially affected.  The current closing NAV is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.

The price of each holding in the Fund’s portfolio is based on its closing price.  However, if a holding did not trade that day, the last bid price is used for a value instead.  The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.  Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day of valuation or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by the Fund’s Board of Directors.  Money market securities with a remaining maturity of sixty (60) days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity for the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors.

Additional Information

Each shareholder who purchases shares directly from the Fund through its Distributor, IFS Fund Distributors, Inc., has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction.  The quarterly statement will show the cumulative activity in the account since the beginning of the year.  After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions.  On a semi-annual basis, the Manager will send investors a report which will include a letter regarding the Fund’s results, a performance summary, security positions in the Fund and financial statements.

Inquiries regarding a Direct Shareholder’s investment account may be made to the Fund’s Transfer Agent using the address on the back of this Prospectus.  Additionally, shareholders who purchase Fund shares directly from the Fund’s Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.  All other inquiries should be directed to the Fund at the address on the front of this Prospectus.

Privacy Policy Disclosure

We appreciate your decision to invest in the Caldwell & Orkin Market Opportunity Fund (the “Fund”), and we want you to know that your privacy is of utmost importance to us.   The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

  We collect nonpublic personal information as follows:
  We collect information about you, including, but not limited to, your name, address, telephone number, e-mail address, social security number and date of birth.  We collect that information from applications, other forms or correspondence that we receive from you, and from personal conversations.

We receive information about your transactions with us, including, but not limited to, your account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose all of the nonpublic personal information we collect, as described above, to the Fund’s service providers, including the Fund’s Distributor, Transfer Agent and Custodian.  We do not disclose any nonpublic information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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How to Obtain More Information

                The Statement of Additional Information (“SAI”) contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments.  The SAI is incorporated by reference into this Prospectus.  This means that the SAI is legally a part of this Prospectus.

                Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

                If you would like additional information about the Fund or a copy of the Fund’s SAI, Annual or Semi-Annual Reports, please call us toll free at (800) 237-7073 or write us at The Caldwell & Orkin Market Opportunity Fund, 6200 The Corners Parkway, Suite 150, Norcross GA  30092.

                Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

                Reports and other information about the Fund are available from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of information on the Internet site may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

SEC File Number:  811-06113

BOARD OF DIRECTORS
        Frederick T. Blumer, Chairman
        Michael B. Orkin, President
        David L. Eager
        Henry H. Porter, Jr.

MANAGER
        C&O Funds Advisor, Inc.
        6200 The Corners Parkway
        Suite 150
        Norcross, GA  30092

TRANSFER AGENT
        Integrated Fund Services, Inc.
        221 East Fourth Street
        Suite 300
        Cincinnati, OH  45202

DISTRIBUTOR
        IFS Fund Distributors, Inc.
        221 East Fourth Street
        Suite 300
        Cincinnati, OH  45202

CUSTODIAN
        Bank One Trust Company, N.A.
        1111 Polaris Parkway
        Suite 2L
        Columbus, OH  43240

INDEPENDENT ACCOUNTANTS
        Tait, Weller & Baker
        1818 Market Street
        Suite 2400
        Philadelphia, PA  19103-3638

LEGAL COUNSEL
        Kilpatrick Stockton LLP
        1100 Peachtree Street
        Suite 2800
        Atlanta, GA  30309-4530

INDEPENDENT DIRECTOR COUNSEL
        Arnall Golden Gregory LLP
        2800 One Atlantic Center
        1201 West Peachtree Street
        Atlanta, GA  30309-3450

STATEMENT OF ADDITIONAL INFORMATION

August 30, 2004

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
OF
THE CALDWELL & ORKIN FUNDS, INC.
6200 The Corners Parkway
Suite 150
Norcross, Georgia 30092

Telephone No. (678) 533-7850
(800) 237-7073

_______________

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is a portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end diversified management investment company.  The Fund's objective is to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation.

This Statement of Additional Information of Caldwell & Orkin is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated August 30, 2004 (the “Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing Caldwell & Orkin at the above telephone number or address.  This Statement of Additional Information has been incorporated by reference into the Prospectus.

This Statement of Additional Information incorporates by reference information from the Fund's Annual Report to shareholders for the fiscal year ended April 30, 2004.  The Annual Report also accompanies this Statement of Additional Information.  Additional copies are available, without charge, by contacting the Fund at (800) 237-7073.

________________

C & O FUNDS ADVISOR, INC. - MANAGER

TABLE OF CONTENTS

THE FUND

The Fund is the only series of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company incorporated under the laws of the State of Maryland on August 15, 1989.  Prior to June, 1992, Caldwell & Orkin's name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio (The “OTC Select-100 Fund”).  The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund.  As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund.  In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund.

Caldwell & Orkin's address is:  6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092, and its telephone number is (678) 533-7850 or (800) 237-7073.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to “Investment Objective and Principal Investment Strategies of the Fund” in the Prospectus for a discussion of the investment objectives and policies of the Fund.  Set forth below is certain further information relating to the Fund generally.

INVESTMENTS IN SMALL COMPANIES.  Although the Fund invests in companies of all sizes, there may be times when there is a significant investment in small companies.  Smaller growth companies may offer greater potential for capital appreciation than larger companies.  Smaller growth companies often have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in share price appreciation.

In addition, because they may be less actively followed by stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or change in management) than larger companies.

On the other hand, the smaller companies in which the Fund may invest may have relatively small revenues, may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market.  For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions.  In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms.  Such companies may also be insignificant enough in their industries and become subject to intense competition from larger companies.

Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENT IN FIXED INCOME SECURITIES. At most times, the Fund's assets will be invested primarily in equity securities. However, money market instruments, U.S. Government securities and obligations, preferred stocks or certificates of deposit of commercial banks, and other fixed income securities may be held when the Manager believes that a portfolio of fixed income securities will outperform the stock market or in order for the Fund to receive a greater return on its idle cash, or when a defensive position is warranted.

While the Fund invests in cash or fixed income securities and/or maintains a defensive position , investment income will increase and may constitute a larger portion of the return. The Fund probably will not participate in market advances or declines to the extent that it would if it was fully invested. The Fund's fixed income investments may consist of corporate bonds and notes and U.S. government obligations. The Fund may invest in fixed income securities of any rating or quality, at the Manager’s sole discretion; provided, however, that the Fund will generally limit its investments in fixed income investments with ratings or quality below investment grade to 10% or less of the Fund’s portfolio.  For a discussion of the credit ratings of Standard & Poor's Corporation (“Standard & Poor’s”) and Moody's Investors Service, Inc. (“Moody’s”), see Appendix A to the Statement of Additional Information. Cash equivalent securities in which the Fund may invest include U.S. government obligations, U.S. government agency securities, commercial paper, bankers' acceptances, certificates of deposit, time deposits and other money market instruments (including, without limitation, money market funds). The Fund will only invest in commercial paper rated no lower than A-2 by Standard & Poor's or Prime-2 by Moody's. For a discussion of these ratings, see Appendix A to Statement of Additional Information.

The Fund's investments in fixed income securities will generally be subject to the following risks:

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. There is the possibility that the value of particular bond or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant affect on the Fund’s performance if a significant portion of the Fund’s assets are in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced. The Fund may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings. Bonds with the lowest credit ratings and highest yields are generally considered junk bonds, which would be subject to the highest bond credit risk.

Maturity Risk. Maturity risk is another factor that can affect the value of a particular bond or fixed income security. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

INVESTMENTS IN SHORT SALES OF SECURITIES.  The Fund may seek to hedge investments or realize additional gains through short sales.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obliged to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet regulatory requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain  will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such sale, the total market value of all securities sold short would exceed 60% of the Fund's net assets.  The Fund similarly will limit its short sales of securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed three percent (3%) of the value of the Fund's net assets or if such securities would constitute more than three percent (3%) of any class of the issuer's securities; provided, however, that this limitation shall not apply to any short sale by the Fund of exchange-trade funds (“ETFs”) or stock baskets.

On the Fund's internal books or in a segregated account at the Fund's Custodian (or a combination of both), the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker upon completion of any short sale transactions.  In determining the amount to be segregated, the securities that have been sold short by the Fund are marked to  market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or quoted in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System.

INVESTMENTS IN FOREIGN SECURITIES.   The Manager may invest up to 25% of the Fund's assets in equity securities that are issued by foreign issuers and are traded in the United States and in American Depository Receipt of foreign companies.  By doing so, the Manager attempts to take advantage of differences between economic trends and the performance of securities markets in various countries.  The Manager believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification.  Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Generally, investments in securities of foreign companies, except Canadian companies, involve greater risks than are present in domestic investments.  Canadian securities are not considered by the Manager to have the same risks as other nations' securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation.  Also, Canadian securities are normally more liquid than other non-U.S. securities.  Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

In addition, investing in foreign securities also involves the following considerations comprising both risks and opportunities not typically associated with investing in U.S. securities:  fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes.  Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund reserves authority to lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund may experience a loss or delay in the recovery of securities if the institution with which it has engaged in a portfolio loan transaction breaches the agreement with the Fund.  Income from such lending will be invested in short-term cash equivalent securities, which will increase the current income of the Fund.  Such loans will not be for more than 30 days and will be terminable at any time.  The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions.  The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.  With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss.  If the Manager determines to make securities loans, the value of the securities loaned would not exceed one third of the value of the total assets of the Funds.  The Fund does not presently intend to lend its portfolio securities during the coming year.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements with “primary dealers” in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.  In a repurchase agreement, the Fund purchases a security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less).  The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.  The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price.  Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.

INVESTMENTS IN EXCHANGE-TRADED FUNDS: As noted in the Prospectus, the Fund may invest in exchange-traded funds ("ETFs").   To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value.  To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value.  When the Fund takes a long position in an ETF, it will also bear its indirect portion of the fees and expenses of the ETF.

In addition, under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may not acquire shares of another investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock. This limitation will not apply to any investment in an investment company where the Securities and Exchange Commission has granted an applicable exemption or waiver.  This prohibition may prevent the Fund from allocating its investments in the manner the Manager considers optimal, or cause the Manager to select another investment as an alternative. The Fund may also invest in index-based baskets of securities or index-based investment companies when the Manager believes they represent more attractive opportunities than similar ETFs.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may be a short-term investor in ETFs, but does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Manager believes it is in the Fund’s interest to do so. The Fund's ability to redeem creation units may be limited by the Investment Company Act, which  provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN OTHER INVESTMENT COMPANIES:  Under the Investment Company Act, the Fund may not acquire shares of another investment company (e.g., ETFs, money market funds or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF's or investment company's total outstanding stock. This limitation will not apply to any investment in an investment company where the Securities and Exchange Commission has granted an applicable exemption or waiver.  This prohibition may prevent the Fund from allocating its investments in the manner the Manager considers optimal, or cause the Manager to select a as an alternative. The Fund may also invest in index-based baskets of securities or index-based investment companies when the Manager believes they represent more attractive opportunities than similar ETFs.

Under the provisions of the Investment Company Act, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of ETFs and other investment companies and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF or other investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

INVESTMENT RESTRICTIONS

Caldwell & Orkin has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

The Market Opportunity Fund may not:

  As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Market Opportunity Fund's total assets would be invested in securities of such issuer or the Market Opportunity Fund would own 10% or more of the outstanding voting securities of such issuer.
  Invest 25% or more of its total assets in the securities of issuers in any particular industry. (The Fund’s Board of Directors has determined that for purposes of this investment restriction, securities of other registered investment companies are not considered to be issued by issuers in any industry; provided, however, that investments in other investment companies that track a sector of a broad-based securities market shall be deemed to represent investments in the securities of issuers in one or more industries represented in that sector, as reasonably determined by the Manager in its sole discretion.)
  The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
  Make investments for the purpose of exercising control or management.
  Purchase securities of other investment companies, except as permitted under the Investment Company Act of 1940, as amended.

  Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided that the Market Opportunity Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.
  Purchase or sell commodities or commodity contracts, including future contracts.
  Purchase any securities on margin, except that the Market Opportunity Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
  Make loans to other persons; provided that the Market Opportunity Fund may lend its portfolio securities, and provided further that, for purposes of this restriction, investment in Government obligations, short-term commercial paper rated at least “A-2” by Standard & Poor's Corporation or “Prime-2” by Moody's Investors Service, Inc., certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.
  Borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of fund shares.
  Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Market Opportunity Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Market Opportunity Fund's total assets, taken at market value.
  Invest more than 5% of the Market Opportunity Fund's total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.
  Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.
  Write, purchase or sell puts, calls or combinations thereof.

Additional investment restrictions adopted by the Directors of the Market Opportunity Fund which may be changed by the Directors at their discretion, provide that the Market Opportunity Fund may not:

  Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Market Opportunity Fund may, however, purchase or sell securities of entities which invest in such programs.
  Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Market Opportunity Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Market Opportunity Fund as part of a unit or attached to securities may be deemed to be without value.
  Engage in arbitrage transactions.

CODE OF ETHICS

The Fund and the Manager have adopted a Code of Ethics that applies to their respective Officers, Directors and employees.  Although personnel subject to the Code of Ethics may invest in certain securities, Caldwell & Orkin has policies for personal trading that, among other things, prohibit insider trading.  With respect to equity securities that may be purchased or held by the Fund, the policies generally prohibit purchases, and permit sales only under certain conditions.  Generally, personal trades in equity securities require pre-clearance with the compliance officer.  The Fund has also adopted a Supplemental Code of Ethics that applies to the principal executive officers of the Fund.

PROXY VOTING POLICIES

The Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies related to its portfolio securities. Under the Proxy Voting Policy, the Fund has, subject to the oversight of the Board of Directors, delegated to the Manager the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the Investment Company Act.  The Manager has adopted a Proxy Voting Policy which it is uses to vote proxies for its clients, including the Fund.

Copies of the Fund's and the Manager's Proxy Voting Policies are attached as Appendixes B and C.

MANAGEMENT OF THE FUND

Reference is made to “Management of the Fund” in the Prospectus.  Set forth below is further information about the Funds' management.

BOARD OF DIRECTORS

Caldwell & Orkin’s Board of Directors is responsible for the overall supervision of the operations of the Fund.  The Directors perform the various duties imposed on the directors of investment companies by the Investment Company Act, as amended (the “Act”), and also have the responsibilities imposed generally on directors of business corporations by General Corporation Law of Maryland.  Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

The Directors, in turn, elect the Officers of the Fund to actively supervise day-to-day operations.  The term “Officer” means the president, vice president, secretary, treasurer, controller or any other Officer who performs policy-making decisions.  The following chart lists the Directors and Officers of the Fund.  Each Director who is an “interested person” of the Fund, as defined by the Investment Company Act, is indicated by an asterisk.

The address for each person named in the table below is 6200 The Corners Parkway, Suite 150, Norcross, GA  30092.

Caldwell & Orkin Market Opportunity Fund Board of Directors and Officers (as of July 31, 2004)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Frederick T. Blumer (45) Director	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., and was formerly the President of IN ZONE Brands International, Inc., the CEO of mylawPartner.com and an international corporate lawyer.	One	None

David L. Eager (61) Director	Since 1992	Mr. Eager is a Partner at Eager & Davis LLC, and was formerly Director for Product Development for Driehaus Capital Management, a Global Partner with William M. Mercer, Inc.	One	Veracity Mutual Fund

Henry H. Porter, Jr. (69) Director	Since 1990	Mr. Porter is a private investor.	One	SEI Investments Company

INTERESTED DIRECTOR

Michael B. Orkin * (44) Director, President, Portfolio Manager	Since 1990

Mr. Orkin is the CEO and sole
shareholder of Caldwell & Orkin,
Inc., of which the Adviser is a
wholly-owned subsidiary.  Mr. Orkin
has been a portfolio manager at
Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.

			One	None
OFFICERS WHO ARE NOT DIRECTORS

Robert H. Greenblatt (43) Secretary & Treasurer	Since 2002	Mr. Greenblatt is the President of Caldwell & Orkin, Inc., and was formerly a Principal at Polaris Capital Management, Inc.	N/A	None

Board Committees.  The Board of Directors has established the following committees:

Audit Committee:  All of the independent directors are members of the Audit Committee, which oversees the Fund’s accounting and financial reporting policies, the independent audit of its financial statements, and reviews the fees charged by the auditors for audit and non-audit services.  Mr. Eager is the chairman of the Audit Committee.  The Audit Committee held one meeting during the last fiscal year, and plans to meet regularly, at least once a year, going forward.  The Audit Committee also acts as the Fund’s Qualified Legal Compliance Committee (“QLCC”), which is responsible for receiving any reports of material violations of securities laws by any officer, director, employee or agent of the Fund, investigating those reports, and taking appropriate action.  The QLCC has not yet met.

Proxy Voting Committee: All of the independent directors are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Manager, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Manager, principal underwriter or an affiliated person of the Fund, on the other hand. The Proxy Voting Committee will meet from time to time as it deems necessary to review the Fund’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable, and to assist the Fund in voting any proxies when a conflict of interest arises for the Adviser.  The Proxy Voting Committee has not yet met.

The Board of Directors has no nominating or compensation committee or any committee performing similar functions.

Ownership in Fund’s Affiliates.  The chart below indicates the securities of the Manager’s affiliate, the C&O Investment Partnership, L.P. (the “Partnership”), owned by disinterested (independent) Directors as of December 31, 2003.  The Partnership is a privately offered investment partnership managed by the Manager’s parent corporation, Caldwell & Orkin, Inc., which serves as its general partner and investment adviser.  Mr. Porter owns his interest in the Partnership as a limited partner on the same terms as other limited partners.

Name of Director	Name of Owner and Relationship to Director	Company	Title of Class	Value of Securities	Percent of Class
Henry H. Porter	Henry H. Porter, Jr. Revocable Trust dated 12/30/91 (Henry H. Porter, Jr., Trustee)	C&O Investment Partnership, L.P.	Partnership Interests	$1,817,781	2.28%

None of the disinterested (independent) Directors beneficially owns any other interest in any entity directly or indirectly controlling, controlled by, or under common control with the Manager or Distributor.

Directors’ Ownership in Fund Shares.  The following table shows each Director's beneficial ownership of shares of the Fund, which is the only series of shares of Caldwell & Orkin.  Information is provided as of December 31, 2003.

Director	Dollar Range of Equity Securities in the Fund
Frederick T. Blumer	Over $100,000
David L. Eager	Over $100,000
Michael B. Orkin	Over $100,000
Henry H. Porter, Jr.	Over $100,000

Director Compensation.  Prior to June 23, 2004, the Fund paid each Director who is not affiliated with the Manager an annual fee of $7,500 per year plus $2,250 for each in-person meeting attended and $1,250 for each other meeting attended, together with such Directors' actual out-of-pocket expenses relating to attendance at meetings.  In addition, the independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting was paid an additional fee of $250 per meeting.  The $7,500 annual fee was payable in four equal quarterly installments and was paid as of the date of each quarterly Board meeting.  At the March 4, 2004 meeting, the Board voted to increase the Independent Chairman’s compensation by $1,250 per meeting due to the increased duties assumed as Chairman.

During the fiscal year ended April 30, 2004, the Directors received the following compensation from the Fund:

Director

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Funds
Frederick T. Blumer	$15,750	$0	$0	$15,750
David L. Eager	$13,500	$0	$0	$13,500
Randall P. Martin (A)	$13,500	$0	$0	$13,500
Henry H. Porter, Jr.	$12,250	$0	$0	$12,250

(a) Mr. Martin resigned from the Board of Directors effective August 18, 2004.

With respect to the compensation information set forth in the above table, the Fund incurred aggregate Directors’ fees and expenses of $56,118 in the fiscal year ended April 30, 2004.

At their June 23, 2004 meeting, the Directors revised the Board compensation structure.  Effective June 23, 2004, the Fund pays each Non-Chair Director who is not affiliated with the Manager an annual fee of $9,000 per year, plus $2,500 for each in-person meeting attended and $1,500 for each other meeting attended.  The Fund pays the Independent Chairman an annual fee of $13,000 per year, plus $4,250 for each in-person meeting attended and $2,250 for each other meeting attended.  In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting.  The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting.  The Fund also reimburses Directors' actual out-of-pocket expenses relating to attendance at meetings.

Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund.  Accordingly, each Director who is not affiliated with the Manager receives shares of the Fund with a value equal to the cash compensation they would have otherwise received.  For example, if a Non-Chair Director is to receive $3,750 per meeting attended ($2,250 base fee plus $1,500 meeting fee), he receives $3,750 in shares of the Fund, with the net asset value of such shares being that which is next determined after the Board meeting is adjourned.  Although Directors would be subject to the 2% redemption fee if they redeem within six months, there are no other restrictions as to their ability to redeem or otherwise dispose of their shares.  Alternatively, Directors may elect to receive their compensation in cash, provided that they have committed to promptly purchase shares of the Fund for the amount of such compensation at the next determined net asset value after their order is received.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Reference is made to “Management of the Fund” in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

Securities held by the Fund may also be held by other clients of the Manager or its sole shareholder, Caldwell & Orkin, Inc. (“C&O”).  Securities may be held by or be appropriate investments for the Fund as well as other clients of the Manager or C&O.  Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security.  If purchases or sales of securities for the Funds or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of the Manager or C&O during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The principal executive Officer of the Manager is Michael B. Orkin, President.  Mr. Orkin is the sole shareholder of C&O, of which the Manager is a wholly-owned subsidiary.

Management Fee.  The Fund has entered into a Management Agreement with the Manager.  As discussed in the Prospectus, the Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund.

On an annual basis, the advisory fee is equal to the following for the Fund:  0.90% of average daily net assets up to $100 million; 0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% of average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; 0.50% in excess of $500 million.

For the years ended April 30, 2004, 2003 and 2002, the Fund paid $2,222,086, $2,256,554 and $2,067,737, respectively, to the Manager pursuant to its Management Agreement.

Payment of Expenses.  The Management Agreement obligates the Manager to provide management and investment advisory services and to pay all compensation of and furnish office space for Officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors for the Fund who are affiliated persons of the Manager.  The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.  Accounting and pricing services are provided to the Fund by the Transfer Agent and the Fund reimburses the Transfer Agent for its costs in connection with such services.

In addition to the Management Agreement with the Manager, Caldwell & Orkin has entered into an agreement with C&O pursuant to which C&O has granted to Caldwell & Orkin and the Fund the right to use the name “Caldwell & Orkin” in their name.  C&O has reserved the right, however, upon 30 days written notice, to terminate the right to such use should the Manager no longer serve as Manager to the Fund or should the Management Agreement be terminated.  Under those circumstances, C&O has also reserved the right to grant the right to use the name “Caldwell & Orkin” to another investment company, business or other enterprise.

Duration and Termination.  Unless earlier terminated as described above, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party.  Such contract terminates automatically upon assignment and may be terminated without penalty on 14 days written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Annual Review and Approval of Management Agreement.   In approving the annual continuance of the Management Agreement, the Directors considered all information they deemed reasonably necessary.  The principal areas of review were the nature and quality of the services provided by the Manager and the reasonableness of the fees charged for those services.  These matters were considered by the Independent Directors at an in-person meeting.

The Directors' evaluation of the quality of the Manager's services took into account their knowledge and experience gained through working with the Manager's senior management and administrative personnel.  Both short-term and long-term investment performance of the Fund were considered.  The Fund's current and longer-term performance were compared to performance benchmarks and to that of other funds that use a long-short investment strategy.  The Directors also considered the scope and quality of the Manager's services (including, without limitation, administrative and compliance services) and the resources dedicated to performing services for the Fund.  The Directors also considered the business reputation of the Manager and its financial resources.

In reviewing the fees payable under the Management Agreement, the Directors compared the fees and overall expense levels of the Fund with those of other funds that use a long-short investment strategy.  The Directors also discussed the issue of the Manager's profitability with respect to the Fund.  In evaluating the Fund's advisory fees, the Directors also took into account the complexity and quality of the investment management of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Management Agreement.  Rather, the Directors concluded, in light of weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue the Management Agreement without modification to its terms, including the fees charged for services rendered thereunder.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policy established by the Board of Directors of the Fund, the Manager is responsible for the Fund's portfolio decisions, the placing of the Fund's portfolio transactions and the negotiation of the commissions to be paid on such transactions.  In selecting brokers to be used in portfolio transactions, the Manager’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Manager considers a number of judgmental factors, including, without limitation, the nature of the security being traded, the size of the transaction, the desired timing of the trade, the activity existing and expected in the market for the particular security, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker and its ability and willingness to commit its capital to a trade if necessary, the ability of the broker to position stock to facilitate execution, the Manager’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Manager may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  To the extent consistent with the Rules of Fair Practice of the NASD and such other policies as the Board of Directors may determine, the Fund may also consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

Under Section 28(e) of the Securities Exchange Act of 1934 and its Management Agreement with the Fund, the Manager is authorized to consider as a secondary factor in selecting brokers to execute Fund transactions, the value of statistical, research and other information and services provided by brokers to the Manager.  As a result, in such instances the Fund may be deemed to have paid a brokerage commissions in excess of that which brokers who do not provide such services might have charged for effecting the same transactions.  The research received by the Manager may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Manager to determine and track investment results; and trading systems that allow the Manager to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Manager may also be used by the Manager for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Manager will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services and products described above make available to the Manager for its analysis and consideration the views and information of individuals and research staffs of other securities and research firms.  These products and services may be useful to the Manager in connection with advisory clients other than the Fund and not all such services may be useful to the Manager in connection with the Fund.  Similarly, products and services received by the Manager on account of clients other than the Fund may also be useful to the Fund.  Although such information is a useful supplement to the Manager's own investment process in rendering services to the Fund, the management fees payable to the Manager by the Fund are not reduced by the cost or value of such products and services.

The research and investment products and services received by the Manager from brokers are generally referred to in the industry as “soft dollars.”  For several years the Fund’s Board of Directors has monitored the Manager’s soft dollar practices on a quarterly basis to ensure that they are in full compliance with applicable legal and regulatory requirements and are beneficial to the Fund.  On an annual basis the Board receives a detailed memorandum that analyzes the Manager’s soft dollar practices and details, among other things, cost allocations made by the Manager with respect to products and services that have a mixed used as described above.  On a quarterly basis the Board receives a “Commissions and Soft Dollar Usage Report” that details the commissions paid by the Fund, the research received by the Manager and the cost (to the extent known) of such research.  The Manager receives both proprietary research prepared internally by the brokers and research from independent or third party providers that is available through the brokers.  Brokers generally do not provide any information regarding the cost of proprietary research; it is simply included or bundled with execution services provided by them in effecting transactions for the Fund.  However, the cost of third party or independent research is not bundled and is easily determinable by reviewing, for example, the invoices provided by such providers to the broker.  During the fiscal year ended April 30, 2004, 2003 and 2002 the Manager received $886,907, $782,043 and $710,312, respectively, of third party research products and services.  After considering all relevant factors, the Board at this time believes that the soft dollar arrangements are beneficial to the Fund.  However, the Board will continue to monitor soft dollars on a regular basis in light of industry and regulatory developments and the specific facts and circumstances of the Fund.

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.  When a transaction involves exchange listed securities, the Manager considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.  Finally, although the Fund is not restricted from investing in initial public offerings, the Manager allocates any IPO allocations it may have available to clients other than the Fund.

The Manager has, and the Fund’s Board of Directors regularly reviews, written brokerage allocation practices and trading policies and best execution evaluation procedures that govern its trading practices.  These policies are designed to minimize conflicts of interest and comply with applicable regulatory requirements.  These policies are also generally designed to ensure that all Manager clients are treated fairly over time subject to exceptions specifically set forth therein.  The Manager also has rules of conduct that, among other things, strictly limit its employees’ interaction with brokers and their representatives in order to avoid even the appearance of impropriety.

For the years ended April 30, 2004, 2003 and 2002, the Fund paid $4,851,837, $5,735,703 and $3,005,523, respectively, in brokerage commissions.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the shares of the Fund is determined at the market close, generally 4:00 p.m., on each day during which The New York Stock Exchange is open for trading.  The New York Stock Exchange is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will also be determined once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by the Fund) in which there is sufficient trading in the Fund’s portfolio of securities that the net asset value might be materially affected.  The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.  Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price.  Valuations of fixed income securities are supplied by independent pricing services approved by Caldwell & Orkin's Board of Directors.  Money market securities with a remaining maturity of 60 days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of Caldwell & Orkin's Board of Directors.

THE DISTRIBUTOR

Set forth below is further information about distribution of Fund Shares, the Fund’s Distributor and the Fund's Distribution Agreement.  Reference is made to “Purchasing Shares” and “Redeeming Your Shares” in the Prospectus.

The Fund has entered into Distribution Agreement with IFS Fund Distributors, Inc. (the “Distributor”).  The Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund.

The Distribution Agreement will remain in effect from year to year but only so long as such continuance is approved at least annually by a vote of the Directors of Caldwell & Orkin or by vote of a majority of the outstanding voting securities of the Fund and of the Directors who, except for their positions as Directors of Caldwell & Orkin, are not “interested persons” of Caldwell & Orkin (as defined in the Investment Company Act).  In addition, either party may terminate the Agreement upon 120 days written notice and they terminate automatically if “assigned” (as defined in the Investment Company Act).  The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described under “Management of the Fund - Management Arrangement.”

PURCHASE OF SHARES

The Distributor is also the principal underwriter of the Fund's shares. Eligible purchases of Fund shares may be made directly from the Distributor or from member firms of the NASD that have entered into dealer agreements with the Distributor, so long as the account is opened in the name of the investor (i.e., not opened through an Omnibus account for the benefit of the firm's clients) and the account satisfies any applicable minimum purchase requirements below. See “Eligible Purchases of Fund Shares.”  NASD firms may charge a reasonable transaction fee for their services. Such transaction fees can be avoided by investing directly with the Fund through the Distributor which acts as agent for the Fund.

Investors opening a new account must complete an application, which can be obtained through the Distributor or a dealer. If the purchase is made through a dealer, the dealer will supply the Fund with the required account information. Orders for the purchase of Fund shares placed directly with the Fund are executed at their next determined net asset value after receipt of the application form by the Distributor and receipt by the Fund's Custodian of the investment.  Dealers other than the Distributor have the responsibility for promptly transferring an investor's application and investment to the Fund and the Fund's Custodian.  Orders for the purchase of Fund shares placed through a dealer are executed at their next determined net asset value after receipt by the dealer.

Investors may currently purchase shares of the Fund without a sales charge; however, the Fund reserves the right, upon sixty (60) days written notice to shareholders, to impose a sales load or other conditions on further purchases.

ELIGIBLE PURCHASES OF FUND SHARES.  The Fund has been generally closed to new investment since the close of business on August 27, 1998.  However, shareholders who are invested in the Fund directly through the Distributor (“Direct Shareholders”) may (a) purchase additional shares of the Fund for their accounts, subject to a minimum additional investment of $100, (b) reinvest dividends and capital gains in their accounts, and (c) purchase Fund shares in another account under the same social security number subject to the minimum investment that was required when the Direct Shareholder's initial account was opened.  Additionally, the spouse and children of Direct Shareholders who share a common address with such Direct Shareholder may purchase Fund shares directly through the Distributor, subject to the minimum investment that was required when the Direct Shareholder's initial account was opened.  With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an Individual Retirement Account (“IRA”), other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.  For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.  Notwithstanding the foregoing, persons who requested a Fund Prospectus on or between June 10, 1998, and August 27, 1998, (as indicated on the Fund’s records) were eligible open a new account directly with the Fund on or before September 30, 1998, subject to a minimum initial purchase of $100,000 for a Regular Account or $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.  The subsequent minimum purchase for these accounts is $100.

Employees of Caldwell & Orkin, Inc. and their spouses and children, members of the Fund's Board of Directors and their spouses and children, and clients of Caldwell & Orkin, Inc. are not subject to any minimum initial investment requirement and may open new accounts directly with the Fund regardless of whether they are current shareholders.

The Fund is generally closed to new investment through Omnibus accounts (which includes discount brokerage accounts).  Existing shareholders of the Fund invested through Omnibus accounts (“Indirect Shareholders”), Financial Advisors that invest their client's assets in the Fund through Omnibus accounts and qualified defined contribution retirement plans that invest in the Fund through Omnibus accounts may reinvest dividends and capital gains using existing Omnibus accounts.  Effective October 1, 2004, existing Indirect Shareholders, Financial Advisors that invest their client's assets in the Fund through Omnibus accounts and qualified defined contribution retirement plans that invest in the Fund through Omnibus accounts may make additional Fund purchases through the Omnibus accounts.  Also effective October 1, 2004, the spouse and children who share a common address with an existing Indirect Shareholder may make initial and additional Fund purchases in their respective accounts through an Omnibus account.  In addition, Caldwell & Orkin, Inc. may invest assets of its current and future clients in the Fund through Omnibus accounts.  Indirect Shareholders may also open a direct account with the Fund.

Notwithstanding the foregoing restrictions, minimum purchase requirements and exceptions set forth above, the Fund may determine, in its sole discretion, to accept or reject any request to purchase shares of the Fund.

PURCHASING BY MAIL. You may purchase shares directly from the Fund by sending a completed application and a check in the amount of your investment to us at one of the addresses below.  Your check should be made payable to the “Caldwell & Orkin Market Opportunity Fund.”  Cash, third-party checks and traveler’s checks generally are not accepted.  Eligible purchases must meet applicable minimum investment requirements.   All investments must be in U.S. dollars, and the checks must be drawn on a U.S. bank.  All purchases of Fund shares will be made at the next calculated Net Asset Value (NAV) after a completed order is received.

REGULAR MAIL:

Caldwell & Orkin Market Opportunity Fund
c/o Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

FOR OVERNIGHT DELIVERY:

Caldwell & Orkin Market Opportunity Fund
c/o Integrated Fund Services, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio  45202
(800) 467-7903

PURCHASING BY WIRE. Investors may purchase shares of the Fund by transmitting Federal Funds by bank wire to Integrated Fund Services, Inc. (the “Transfer Agent”). Federal Funds should be wired as follows:

Fifth Third Bank Cincinnati ABA #042000314
For Caldwell & Orkin FFC Acct. #731-83178
To: (Shareholder Name and Account #)

The funds received by the Transfer Agent will be forwarded to the Fund's Custodian. The Fund will not be responsible for delays in the wiring system. If you invest by wire you must also provide a completed, signed account application by mail or facsimile. The required application should be forwarded to the Transfer Agent. You may call Shareholder Services at (800) 467-7903 to obtain the Transfer Agent’s facsimile telephone number. Applications for new accounts must include the name, physical address, date of birth and social security number or taxpayer identification number of each person or entity in whose name the shares are to be registered. Your investment will be made at the next determined net asset value after both your wire and completed, signed account application are received in good order. Please note that your bank may impose a charge for providing wire transfer services.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.  Under the U.S.A. Patriot Act of 2001, we are required to obtain, verify, and record information that identifies each person who opens an account.  Consequently, when you open an account, we will ask for your name, residential street address, date of birth, social security or other tax identification number, and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  We will not consider your account application to be “completed” and we will not invest your money in the Fund or open your new account until we receive this required information.  In addition, if after opening your account we are unable to verify your identity after reasonable efforts, we may restrict further investment until your identity is verified or close your account without notice and return your redemption proceeds to you.  If we close your account because we cannot verify your identity, we will value the account at the price determined as of 4:00 p.m. Eastern Time on the day in which your account is closed.  In that case, redemption fees will be waived and your redemption proceeds may be worth more or less than your original investment.

AUTOMATIC INVESTMENT PLAN.  An Automatic Investment Plan is available for eligible purchases of Fund Shares by shareholders of the Fund who wish to automatically invest a specific amount of money on a regular basis after satisfying the initial purchase requirements.  Debits must be made from your bank account in amounts of $100 or more, and may be made between the 1st and the 25th day of the month.  If your regularly scheduled debit date falls on a weekend or holiday, your account will be debited on the prior business day. Shareholders may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application or the Automatic Investment Plan form. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date.  Requests to participate in the Automatic Investment Plan may be made by calling the Fund at (800) 467-7903.

PURCHASE BY EXCHANGE OF SECURITIES.  The Board of Directors of Caldwell & Orkin has determined that it is in the best interest of the Fund to offer its shares, in lieu of cash payment, for securities approved by the Manager to be purchased by the Fund.  This will enable an investor to purchase shares of the Fund by exchanging securities owned by the investor for shares of the Fund.  The Directors believe that such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions.  For the same reason, the transaction may also be beneficial to investors.  Securities will be exchanged for shares of any of the Funds all in the absolute discretion of the Manager.  Cash equivalent securities may be contributed to the Fund in accordance with the wishes of the investor and the consent of the Manager.  The exchange of securities in an investor's portfolio for shares of any of the Funds is treated for federal income tax purposes as a sale of such securities and the investor may, therefore, realize a taxable gain or loss.

The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are securities whose values are readily ascertainable and are readily marketable, comply with the investment policies of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are securities which the Fund would otherwise purchase, and are acquired for investment and not for immediate resale.  The value of the Fund's shares used to purchase portfolio securities as stated herein will be determined at such time as the Fund next determines its net asset value.  Such securities will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities.  (See the “Fund Determination of Net Asset Value.”)  If you wish to acquire the Fund's shares in exchange for securities you should contact at the address or telephone number shown on the cover page of the Prospectus.  The Board of Directors of Caldwell & Orkin reserves the right to terminate this privilege at any time.

REDEMPTION OF SHARES

GENERAL.  Shareholders may request redemption of their shares at any time by mail or telephone as provided below.  In order to discourage short-term trading and market timing, shareholders will be charged a 2% redemption fee upon the redemption of Fund shares where the redemption occurs within a six-month period following the issuance of such shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee will not be paid to the Fund's Manager.  In determining whether a redemption fee is payable and; if so, the amount of such fee, it will be assumed that shares held the longest period of time by a shareholder are the first to be redeemed.  The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains) or held in employer-sponsored retirement plans, such as 401(k) plans.  The fee will apply to IRA accounts and shares sold through a Systematic Withdrawal Plan, however.

For shares held through financial intermediaries (such as broker/dealer Omnibus accounts), the redemption fee will apply to shares purchased on or after October 1, 2004.  Due to varying technical and/or operational capabilities, the methods used by the intermediaries for tracking and calculating the fee may differ in some respects from the methods used by the Fund.  In addition, certain intermediaries may not presently have the technical capabilities to charge the fee.  In such a case, a fee may not be applied.  If the intermediary develops the capability to charge redemption fees in the future, such fees will be applicable to the sale of shares of the Fund as described above, although not retroactively.  If you purchased shares through a financial intermediary, you should contact the intermediary for information about how a redemption fee would be applied to your shares.  Note that your intermediary may charge additional or different fees for redeeming shares not described in the Prospectus.  Those fees are not imposed by the Fund, and are not paid to the Fund.

The Fund reserves the right to waive, modify or discontinue the redemption fee at any time or from time to time, provided that such action will not materially harm the Fund and is consistent with the Fund’s efforts to deter short-term trading.

Payment will ordinarily be by check and mailed within three (3) business days of receipt of the proper notice of redemption, either by mail or telephone.  Payment may also be wired to the shareholder's account if the procedures set forth below are satisfied.  However, wire transfer fees will be subtracted from the amount of the redemption.

The value of shares redeemed may be more or less than their original cost, depending on the Fund's then current net asset value.

REDEMPTION BY MAIL.  Shareholders may redeem shares of the Fund by submitting a written notice to the Transfer Agent. The written notice must include signatures of all record owners.  If proceeds are to be sent to an address other than the address of record or sent to another party, an original “Medallion” signature guarantee is required and can be obtained from a national bank, a bank that is a member of the Federal Reserve System, or a member firm of any national or regional securities exchange. “Medallion” signature guarantees cannot be provided by a notary public.  A “Medallion” signature guarantee is required if the shareholder requests a redemption of $50,000 or more from his or her account, or if the redemption proceeds are to be wired, and wire instructions have not been previously provided to the Transfer Agent.  A “Medallion” signature guarantee is also required for all IRA transfers.  Certificates (if any) representing Fund shares being redeemed must be submitted with the redemption request for it to be honored.

Shareholders may add or change the wire instructions associated with their account by sending a written request, “Medallion” signature guaranteed, to the Transfer Agent.  You must include with the signed, written request the bank name, account number, and wiring instructions.  The Fund may hold payment on the redemption of shares of the Fund until the check used to purchase the shares has been cleared for payment by the shareholder's bank. This process may take up to fifteen (15) days from the purchase date.  If you opened an account by wire, you cannot redeem shares until your completed application is received.  A fee for the wiring service will be deducted from your redemption proceeds.

REDEMPTION BY TELEPHONE.  Shareholders who elected to establish telephone redemption privileges on their initial Account Application or on a Telephone Redemption Privilege Election form may redeem shares by calling Integrated Fund Services, Inc. (the “Transfer Agent”) at (800) 467-7903 by the market close, generally 4:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business.

If an account has more than one owner, the Transfer Agent may rely on the instructions of any one owner.  Telephone redemption proceeds may be wired only if wiring instructions are provided on the initial Regular Account Application, on a Telephone Redemption Privilege Election form, or if wiring instructions are provided, “Medallion” signature guaranteed, at any other time.

Shareholders should be aware that a telephone redemption may be difficult to implement during periods of drastic economic or market changes.  Should redeeming shareholders be unable to implement a telephone redemption during such periods, or for any other reason, they may give appropriate notice of redemption by mail.  The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions.  The Transfer Agent reserves the right to refuse a telephone redemption request if the caller is unable to provide the following information exactly as registered on the account: account number, complete owner name and address, primary Social Security number or tax identification number.  The Transfer Agent's records of telephone redemption are binding.  By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption proceeds. By utilizing telephone redemption privileges, the shareholder has agreed that neither the transfer agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine.  The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine.  As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction.  However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable.

Telephone redemption is not available for shares held in IRA accounts or if proceeds are to be sent to an address other than the address of record.  Furthermore, if any shares being redeemed are represented by certificates, telephone redemption is not available.  The Fund may modify or terminate its telephone redemption services at any time upon thirty (30) days' written notice to shareholders.

Shares may also be redeemed through member firms of the National Association of Securities Dealers, Inc. who may charge a reasonable transaction fee. Member firms of the NASD may telephone Integrated Fund Services, Inc. at (800) 467-7903 and place redemption orders on behalf of investors who carry their Fund investments through the member's account with the Fund.

The Board of Directors may determine, in the event that it would be detrimental to the remaining shareholders of the Fund to make payments in cash, that the Fund pay the redemption price by a distribution of readily marketable securities. For further details see “Redemption of Shares” in the Statement of Additional Information.

Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, the Fund reserves the right to liquidate your account if, as a result of redemptions or transfers (but not required IRA distributions), your account's balance falls below the minimum investment that was required when your account was opened.  With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.  For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.

In such a case, the Fund will notify you that you have sixty (60) days to make an additional investment to bring the account balance up to at least the minimum level of investment that was required when the account was opened.  If your account is not increased to the required level at the end of this sixty-day cure period then the Fund may, at its discretion, liquidate the account.

In order to reduce the cost of account turnover to shareholders, a redemption fee of 2% of the value of the shares to be redeemed will be imposed on accounts of shareholders who have held their shares for less than six months.  These fees will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager.

SYSTEMATIC WITHDRAWAL PLAN.  We offer a Systematic Withdrawal Plan for Direct Shareholders who wish to withdraw a set dollar amount at regular intervals.  There is no special fee for this service.  To be eligible for the Systematic Withdrawal Plan, Regular (taxable) account holders must have at least $50,000 in their Caldwell & Orkin Market Opportunity Fund account and must withdraw at least $100 per transaction.  IRA and other retirement plan account holders must have at least $2,000 in their account, and are not subject to a minimum withdrawal amount per transaction.  Systematic withdrawals may be made bi-monthly, monthly, quarterly, semi-annually or annually, may be made between the 1st and the 25th of the month.  If your regularly scheduled systematic withdrawal date falls on a weekend or holiday, your funds will be sent on the prior business day.  Payment may be made via a check mailed to the address of record, or sent electronically and deposited into a pre-determined bank account.  Please note that involuntary sales of Fund shares may result in taxable investment gains and / or investment losses.  Redemption fees will apply to shares sold through the Systematic Withdrawal Plan that were purchased within the last six months.  See “Redeeming Your Shares” above.  You may participate in the Systematic Withdrawal Plan by completing the appropriate section of the Automatic Investment / Telephone Redemption Privilege / Systematic Withdrawal Plan Election Form.  All requests to change or discontinue the Systematic Withdrawal Plan must be received in writing fifteen (15) days prior to the next scheduled withdrawal date.  Please call the Fund at (800) 467-7903 if you wish to participate in the Systematic Withdrawal Plan.

TELEPHONE PURCHASES AND REDEMPTIONS FOR SECURITIES FIRMS

The following purchase and redemption telephone procedures have been established by the Fund for investors who purchased Fund shares through member firms of the NASD who have accounts with the Fund for the benefit of their clients.  Such NASD members will be responsible for crediting the investor's account at the NASD member with the amount of purchase or redemption.

NASD member firms may charge a reasonable transaction fee for providing this service. Such fees are established by each NASD member acting independently from the Fund and neither the Fund nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Fund through the Distributor.  Member firms of the NASD may telephone Integrated Fund Services, Inc. at (800) 467-7903 and place purchase and redemption orders on behalf of investors who carry their Fund investments through the member's account with the Fund.

PURCHASES BY TELEPHONE.  Effective October 1, 2004, brokerage firms that are NASD members may telephone the Fund at (800) 467-7903 and buy shares for current Fund investors through the brokerage firm’s Omnibus account with the Fund.  Shares shall be purchased at the next determined net asset value. Payment for shares purchased through an NASD member firm must be received from the NASD member firm by the Fund's Custodian by wire no later than the third business day following the purchase order.  If payment for any purchase order in not received on or before the third business day, the order is subject to cancellation by the Fund, and the NASD member firm's account with the Fund will immediately be charged for any loss.

REDEMPTION BY TELEPHONE. The redemption price is the net asset value next determined after the receipt of the redemption request by the Transfer Agent. Shares purchased by telephone may not be redeemed until after the Fund has received good payment.

By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer Agent are recorded. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.

The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.  Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission.  Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund.  If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under “Determination of Net Asset Value” and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, the Fund will sell other portfolio securities at the discretion of the Manager.  See “Redemption of Shares” in the Prospectus.

The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

RESPONSIBILITY FOR FRAUD

Neither the Fund nor the Transfer Agent will be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on the account is authorized to do so.  Please keep your account information private, and review your account statements immediately upon receipt.  Contact the Transfer Agent immediately at (800) 467-7903 if you suspect there has been unauthorized activity in your account.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

INVESTMENT ACCOUNT.  Each shareholder who purchases shares directly from the Fund through its Distributor, IFS Fund Distributors, Inc., has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction.  The quarterly statement will show the cumulative activity in the account since the beginning of the year.  After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION.  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund.  Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution.  Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION.  The Fund’s current closing net asset value (NAV) is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.  Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS.  The Fund intends to distribute all of its net investment income and net realized long- and short-term capital gains, if any, to its shareholders at least annually after the close of the Fund's fiscal year. See “Shareholder Services - Reinvestment of Dividends and Capital Gains Distributions” for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund.  Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash.  Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

TAXES

Tax Treatment at the Fund Level.  The Fund intends to elect, as it has done previously, to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  If it qualifies, the Fund will not be subject to federal income tax for its net ordinary income and net realized capital gains which it distributes to shareholders.

In order to preserve its tax status under Subchapter M of the Code, the Fund must comply with certain requirements.  If it fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years.  The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Tax Treatment at the Shareholder Level.  Dividends and Capital Gains Distributions.  The following discussion on dividends and capital gains distributions pertains to non-tax-exempt investors.  Distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the length of time you have owned the shares.  Also, pursuant to the Jobs and Growth Reconciliation Act of 2003, qualifying dividends received by the Fund and distributed to shareholders are taxable at the same rate as long-term capital gains.  Dividends paid by the Fund from its ordinary income (other than qualifying dividends), and distributions of the Fund's net realized short-term capital gains, are taxable as ordinary income.  Ordinary income dividends may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

Any capital gains or losses realized by the Fund that are derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained in the Fund's portfolio.

When income dividends or capital gains distributions are paid to shareholders, the Fund's net asset value per share is reduced automatically by the amount paid.  If the net asset value per share is reduced below your cost basis as a result, the distribution might still be taxable to you as ordinary income or capital gain (as the case may be), although in effect it represents a return of invested capital.  For this reason, you should generally avoid purchasing shares immediately prior to a distribution date.

Redemptions.  If you redeem Fund shares, you will generally realize a capital gain or loss equal to the difference between the redemption price and the adjusted cost basis of the shares redeemed.  If the redemption is in-kind, gain or loss will be measured by the difference between the fair market value of securities received and the adjusted cost basis of the shares redeemed.

Capital gains or losses generally will constitute short-term capital gains or losses if the shares redeemed were held for twelve months or less, and long-term capital gains or losses if the shares redeemed were held for more than twelve months.  If, however, shares of the Fund were redeemed within six months of their purchase, and if a long-termcapital gain distribution was paid with respect to those shares during that six-month holding period, then any loss realized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

Income dividends and capital gains distributions are taxable in the manner described above regardless of whether they are received in cash or automatically reinvested in additional shares. If the Fund pays a distribution in January which was declared in the previous October, November or December, then such dividend or distribution will be treated and will be taxable as if it were paid on December 31 of the year it was declared.  You will receive a Form 1099 annually detailing the amount and nature of income and capital gains to assist you in reporting the distributions on your federal income tax return.

Under certain provisions of the Code, some shareholders may be subject to 28% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding").  Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.  When establishing an account, you must certify under penalty of perjury that the number is correct and that you are not otherwise subject to back-up withholding. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the shareholder is subject to backup withholding.  The current backup-withholding rate is 28%.

 Dividends from ordinary income and distributions of net realized short-term capital gains paid to non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code, unless a reduced rate or exemptions apply under applicable treaty laws.  Non-U.S. residents are urged to consult their own tax advisors about the applicability of the United States withholding tax.

Conclusion.  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and is generally focused on the consequences to non-tax-exempt investors.  The Code and Treasury provisions are subject to change by legislative, judicial or administrative action.  For a full, updated discussion, consult the Code and applicable Treasury regulations.

The discussion above does not address any particular tax considerations you might have.  For example, dividends and capital gains distributions may also be subject to state and local taxes, and foreign investors may be subject to applicable foreign taxes.  You are urged to consult your tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws.

PERFORMANCE INFORMATION

From time to time the Fund may provide its total return in advertisements, sales literature or reports, and other communications to shareholders and Financial Advisors.

Information regarding Performance Calculation.  The Fund's total return is calculated based on the Fund's change in net asset value per share between the beginning and end of the period shown and assumes reinvestment of the Fund's dividend and capital gains distributions during the period.  Total return information will include the Fund's average annual compounded rate of return for periods of one year, five years, and ten years or since inception (as applicable).  The Fund may also advertise aggregate and average total return information over different periods of time.  A Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value.  Total return figures will reflect all recurring charges against the Fund's income, and are computed using a formula prescribed by the Securities and Exchange Commission.

The following is a brief description of how performance is calculated.  Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable).  These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where    P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years
           ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where    P = a hypothetical initial payment of $1,000
               T = average annual total return (after taxes on distributions)
               n = number of years
               ATVD = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where    P = a hypothetical initial payment of $1,000
               T = average annual total return (after taxes on distributions and redemptions)
               n = number of years
              ATVDR = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

Performance Calculations for the Fund.

The average annual rates of return (before and after taxes) for certain periods ended April 30, 2004 for the Fund are as follows:

	1-Year	5-Years	10-Years
Return before taxes	-3.55%	2.05%	10.19%
Return after taxes on Distributions	-3.55%	-0.02%	7.81%
Return after taxes on Distributions and Sale of Fund Shares	-2.31%	0.55%	7.49%

As an example, based on the average annual compound rates of return listed above over these periods, you could have expected the following values (before and after taxes) on a $1,000 investment assuming no redemption at the end of each time period.

	1-Year	5-Years	10-Years
Value before taxes	$965	$1,107	$2,639
Value after taxes on Distributions	$965	$999	$2,121
Value after taxes on Distributions and Sale of Fund Shares	$977	$1,028	$2,059

Additional Information.  Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investor's total return may be in any future period.

In reports or other communications to shareholders and in advertising material, the Fund may compare performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. and similar independent services that monitor the performance of mutual funds, or unmanaged indices of securities of the type in which the Funds invest.

There may be a time when the Fund advertises its "yield." Yield figures are based on historical earnings and, like the rate of return, are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a thirty-day (or one month) period (which period will be stated in the advertisement). The yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities Exchange Commission. The Fund may also advertise in terms of sales literature an "actual distribution" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The Fund's yield will only be advertised when accompanied by the Fund's total return.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses.  Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future.  In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

GENERAL INFORMATION

DESCRIPTION OF SHARES.  Caldwell & Orkin Funds, Inc. was incorporated under Maryland law on August 15, 1989.   It has an authorized capital of 45,000,000 shares of Common Stock, par value $0.10 per share, 30,000,000 shares of which have been classified as shares of Market Opportunity Fund common stock.  The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of applicable Maryland law and the Investment Company Act.  In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the particular Fund's assets after payment of debts and expenses.  Shareholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote.  In addition, Shareholders have the right to remove Directors.  The Funds do not intend to hold meetings of shareholders in any year in which applicable Maryland law does not require shareholders to act upon any of the following matters:  (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors.  Voting rights for Directors are not cumulative.  Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS.  A Director or Officer of Caldwell & Orkin shall not be liable to the Fund or its shareholders for monetary damages. See the Article of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.

PRINCIPAL SHAREHOLDERS.  As of July 31, 2004, the following entities were known by the Market Opportunity Fund to be record owners of five percent or more of the outstanding stock of the Market Opportunity Fund:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5,309,878.671	37.84%
National Investor Services Corp. 55 Water Street New York, NY 10041	1,642,155.250	11.70%

As of July 31, 2004, the Officers and Directors of Caldwell & Orkin and the Manager, as a group, own 3.06% of the outstanding shares of the Fund.

INDEPENDENT AUDITORS.  Tait, Weller & Baker, the principal address of which is 1818 Market Street, Suite 2400, Philadelphia, PA 19103-3638, has been selected as the independent auditors of the Fund.  The independent auditors are responsible for auditing the financial statements of the Fund.

CUSTODIAN.  Bank One Trust Company, N.A., the principal address of which is 1111 Polaris Parkway, Suite 2L, Columbus, OH 43240, acts as Custodian of the Fund's assets.  The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT.  Integrated Fund Services, Inc., the principal address of which is 221 East Fourth Street, Suite 300, Cincinnati, OH  45202, acts as the Fund's Transfer, Redemption and Dividend Disbursing Agent.  The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL.  Kilpatrick Stockton LLP, the principal address of which is 1100 Peachtree Street, Suite 2800, Atlanta, GA 30309-4530, has been selected as counsel for the Fund.  Kilpatrick Stockton LLP will pass on legal matters for the Fund in connection with the offering of its shares.  Kilpatrick Stockton LLP also represents the Manager and would represent the Manager in the event of a dispute between the Manager and the Fund.

INDEPENDENT DIRECTOR COUNSEL.  Arnall Golden Gregory LLP, the principal address of which is 2800 One Atlantic Center, 1201 West Peachtree Street, Atlanta, GA  30309-3450, has been selected by the Board of Directors as legal counsel to the Independent Directors of the Fund.  Arnall Golden Gregory LLP will advise the independent members of the Board on legal matters related to the Fund.  Arnall Golden Gregory LLP has no affiliation with the Manager or Caldwell & Orkin, Inc., and would represent the Fund in the event of a dispute between the Manager and the Fund.

DISTRIBUTOR.  IFS Fund Distributors, Inc., is 221 East Fourth Street, Suite 300, Cincinnati, OH  45202, is the Fund’s Distributor.  The Distributor is primarily responsible for the distribution of Fund shares.

REPORTS TO SHAREHOLDERS.  The Fund’s fiscal year ends on April 30 of each year.  The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information.  An Annual Report, containing financial statements audited by the Fund’s independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION.  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which Caldwell & Orkin has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION.  The Fund’s current closing net asset value (NAV) is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.  Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS' REPORT. The financial statements of the Caldwell & Orkin Market Opportunity Fund for the fiscal year ended April 30, 2004 were audited by Tait, Weller & Baker, the Fund's independent auditor, and are incorporated by reference from the Caldwell & Orkin Market Opportunity Fund's 2004 Annual Report to Shareholders.  A copy of such report accompanies this Statement of Additional Information.  Additional copies are available, without charge, by calling the Fund at (800) 237-7073.

APPENDIX A

Ratings of Corporate Debt Obligations

The characteristics of debt obligations rated by Moody's are generally as follows:

Aaa - Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The characteristics of debt obligations rated by Standard & Poor's are generally as follows:

AAA - An insurer rated ‘AAA’ has EXTREMELY STRONG capacity to meet its financial commitments. ‘AAA’ is the highest Insurer Financial Enhancement Rating assigned by Standard & Poor’s.

AA - An insurer rated ‘AA’ has VERY STRONG capacity to meet its financial commitments. It differs from the highest-rated insurers only in small degree.

A - An insurer rated ‘A’ has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than higher-rated insurers.

BBB - An insurer rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the insurer to meet its financial commitments.

Insurers rated ‘BB’, 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such insurers will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An insurer rated ‘BB’ is LESS VULNERABLE in the near term than other lower-rated insurers. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the insurer's inadequate capacity to meet its financial commitments.

B - An insurer rated ‘B’ is MORE VULNERABLE than the insurers rated 'BB', but the insurer currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the insurer's capacity or willingness to meet its financial commitments.

CCC - An insurer rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An insurer rated 'CC' is CURRENTLY HIGHLY VULNERABLE.

Plus (+) or minus (-): Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R - An insurer rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

N.R. - An issuer designated N.R. is not rated.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

Ratings of Commercial Paper

The Fund’s purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor's or Prime- 1 or Prime-2 by Moody's – the highest commercial paper ratings assigned by the respective ratings services.  Descriptions of the ratings follow:

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.

APPENDIX B

THE CALDWELL & ORKIN FUNDS, INC.
FORM OF
PROXY VOTING AND DISCLOSURE POLICY

I.              Introduction

Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940, as amended (the “Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that The Caldwell & Orkin Funds, Inc. (the “Company”) and its sole series of shares, the Caldwell & Orkin Market Opportunity Fund (the “Fund”), disclose the policies and procedures that it uses to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.            Specific Proxy Voting Policies and Procedures

A.          General

The Company and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Company and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.            Delegation to Fund’s Adviser

The Company’s Board of Directors (“Board”) believes that C&O Fund Advisers, Inc. (“C&O”), as the Fund’s investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, C&O is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund; and
(2)

to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent directors of the Board, must approve C&O’s Proxy Voting and Disclosure Policy (“C&O’s Voting Policy”) as it relates to the Fund.  The Board must also approve any material changes to C&O’s Voting Policy no later than six (6) months after adoption by C&O.

C.            Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder when a vote is cast  consistent with (a) a specific voting policy as set forth in C&O’s Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Company’s Proxy Voting Committee (as defined below).

II.            Fund Disclosure

A.            Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with the Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.            Disclosure of the Fund’s Complete Proxy Voting Record

Beginning after June 30, 2004, the Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended, on Form N-PX, the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)            The name of the issuer of the portfolio security;
(ii)           The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)          The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)          The shareholder meeting date;
(v)           A brief identification of the matter voted on;

(vi)          Whether the matter was proposed by the issuer or by a security holder;
(vii)         Whether the Fund cast is vote on the matter;
(viii)        How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)           Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.           Recordkeeping

                The Company shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)         A copy of this Policy;
(ii)        Proxy Statements received regarding Fund’s securities;
(iii)      Records of votes cast on behalf of Fund; and
(iv)      A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of C&O’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by C&O that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

VI.           Proxy Voting Committee

A.     General

The Proxy Voting Committee of the Company shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or C&O, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand.

B.     Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Company counsel at the expense of the Company if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Company’s records.  The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.            Other

This Policy may be amended, from time to time, as determined by the Board.

APPENDIX C

CALDWELL & ORKIN, INC.
C&O FUNDS ADVISOR, INC.

PROXY VOTING AND DISCLOSURE POLICY

I.              Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Caldwell & Orkin, Inc. and C&O Funds Advisor, Inc. (collectively, “C&O”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how C&O has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that C&O complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.            Specific Proxy Voting Policies and Procedures

C&O believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  C&O is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details C&O’s philosophy and practice regarding the voting of proxies.

A.            General

C&O believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.            Procedures

To implement C&O’s proxy voting policies, C&O has developed the following procedures for voting proxies.

  Upon receipt of a corporate proxy by C&O, the special or annual report and the proxy are submitted to C&O’s assistant proxy manager (the “Assistant Proxy Manager”), currently Jean Davis.  If the proxy proposal is a routine matter (e.g., election of directors, approval of auditors and similar routine matters), then the Assistant Proxy Manager shall vote the proxy in accordance with this policy.  If the proxy proposal is a non-routine matter, then the Assistant Proxy Manager will forward the proxy to C&O’s proxy voting manager (the “Proxy Manager”), currently David Bockel.  The Proxy Manager will then vote the proxy in accordance with this policy.  For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with C&O’s President, currently Rob Greenblatt, before voting the proxy.

  The Assistant Proxy Manager or Proxy Manager, as applicable, shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of C&O’s Voting Guidelines in Section C below.  The Assistant Proxy Manager or Proxy Manager, as applicable, will then vote the proxies.

  The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in C&O’s files.

                C.            Absence of Proxy Manager

In the event that the Assistant Proxy Manager is unavailable to vote a proxy, then the Proxy Manager shall perform the Assistant Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above. In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.           Voting Guidelines

While C&O’s policy is to review each proxy proposal on its individual merits, C&O has adopted guidelines for certain types of matters to assist the Assistant Proxy Manager and the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

                A.            Corporate Governance

1.             Election of Directors and Similar Matters

In an uncontested election, C&O will generally vote in favor of management’s proposed directors.  In a contested election, C&O will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, C&O will review any contested proposal on its merits.

Notwithstanding the foregoing, C&O expects generally to support proposals to:

  Eliminate cumulative voting; and

  Limit directors’ liability and broaden directors’ indemnification rights;

                                                And expects generally to vote against proposals to:

  Adopt the use of cumulative voting;
  Change the size, manner of selection, and removal of the board, where the Portfolio Manager believes such changes would likely have anti-takeover effects; and
  Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

2.             Audit Committee Approvals

C&O generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  C&O will generally vote to ratify the selection of auditors.

3.             Shareholder Rights

C&O may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, C&O expects generally to support proposals to:

  Adopt confidential voting and independent tabulation of voting results; and
  Require shareholder approval of poison pills;

And expects generally to vote against proposals to:

  Adopt super-majority voting requirements; and
  Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

4.             Anti-Takeover Measures, Corporate Restructurings and Similar Matters

C&O may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, C&O expects generally to support proposals to:

  Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
  Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope;
  Require shareholder approval of “poison pills”; and
  Opt-out of statutory provisions that permit a company to consider the non-financial effects of mergers and acquisitions.

And expects generally to vote against proposals to:

  Adopt classified boards of directors;
  Reincorporate a company where the primary purpose appears to be the creation of takeover defenses; and
  Require a company to consider the non-financial effects of mergers or acquisitions.

5.             Capital Structure Proposals

C&O will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.  C&O will generally support the following proposals, if the Proxy Manager has determined that the proposal has a legitimate business purpose and is otherwise in shareholders’ best interests:

  Proposals to create new classes of common and preferred stock, unless they appear to the Proxy Manager be an anti-takeover measure; and
  Proposals to eliminate preemptive rights.

                B.            Compensation

1.             General

C&O generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, C&O generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  C&O may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, C&O generally expects to support proposals to:

  Require shareholders approval of golden parachutes; and
  Adopt golden parachutes that do not exceed three times the base compensation of the applicable executives.

And expects generally to vote against proposals to:

  Adopt golden parachute plans that exceed three times base compensation; and
  Adopt measures that appear to arbitrarily limit executive or employee benefits.

 2.             Stock Option Plans

C&O evaluates proposed stock option plans and issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, C&O may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.  The Proxy Manager shall, with the assistance of C&O management, determine and maintain certain minimum required criteria regarding eligibility, price (including re-pricing of underwater options) and dilution for stock option plans (the “Criteria”), which Criteria shall be used to evaluate stock option plan proposals.

Notwithstanding the foregoing, C&O generally expects to supports proposals to:

  Adopt executive stock option plans and stock option plans for outside directors, provided that the Proxy Manager determines that they meet the Criteria; and
  Adopt employee ownership plans, provided that the Proxy Manger determines that (i) they meet the Criteria, (ii) they are limited to no more than 10% of outstanding the shares of the company; and (iii) they give employees the right to vote and tender shares allocated to their individual accounts;

                                               And expects generally to vote against proposals to:

  Adopt executive stock plans, outside director option plans and employee stock option plans that the Proxy Manager determines fail to meet the Criteria.

                C.            Corporate Responsibility and Social Issues

C&O generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  Accordingly, C&O will generally abstain from voting on proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, C&O may vote against corporate responsibility and social issue proposals that C&O believes will have substantial adverse economic or other effects on a company, and C&O may vote for corporate responsibility and social issue proposals that C&O believes will have substantial positive economic or other effects on a company.

III.           Conflicts

In cases where C&O is aware of a conflict between the interests of a client and the interests of C&O or an affiliated person of C&O (e.g., a portfolio company is a client or an affiliate of a client of C&O), C&O will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that C&O does not receive instructions from the client within three business days of the notice, C&O may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

IV.           C&O Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires C&O to disclose in response to any client request how the client can obtain information from C&O on how its securities were voted.  C&O will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to C&O.  Upon receiving a written request from a client, C&O will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires C&O to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  C&O will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, C&O will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.           Recordkeeping

C&O shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(v)          A copy of this Policy;
(vi)         Proxy Statements received regarding client securities;
(vii)        Records of votes cast on behalf of clients;
(viii)       Any documents prepared by C&O that were material to making a decision how to vote, or that memorialized the basis for the decision;
(ix)         Records of client requests for proxy voting information, and
(x)         With respect to the Fund, a record of each shareholder request for proxy voting information and the
              Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by C&O.  These records may be kept as part of C&O’s records.

C&O may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by C&O that are maintained with a third party such as a proxy voting service, provided that C&O has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C.  OTHER INFORMATION

Financial Statements

FINANCIAL STATEMENTS OF THE MARKET OPPORTUNITY FUND INCORPORATED BY REFERENCE IN PART B:

Annual Report to Shareholders for year ended April 30, 2004:

Independent Accountants' Report

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets

Financial Highlights
Notes to Financial Statements

Item 22.  Exhibits:

Exhibit	Number

A.	Amended and Restated Articles of Incorporation of Registrant, incorporated by reference from PEA No. 2 filed June 25, 1992.
A.1.	Articles of Amendment, incorporated by reference from PEA No. 8 filed August 25, 1996.
B.	By-Laws of Registrant, incorporated by reference from Pre-effective Amendment No. 1 filed August 8, 1990.
C.	None.
D.	Management Agreement between the Market Opportunity Fund of Registrant and C & O Funds Advisor, Inc. dated August 20, 1992, incorporated by reference from PEA No. 3 filed August 21, 1992.
E.	Distribution Agreement (Underwriting Agreement) between Registrant and CW Fund Distributors, Inc. (now IFS Fund Distributors, Inc.), dated October 29, 1999.
F.	None.
G.1.	Custodian Agreement between and Bank One Trust Company, N.A. dated September 5, 1990, incorporated by reference from PEA No. 2 filed December 24, 1990.
G.2.	First Amendment to Custodian Agreement between Registrant and Bank One Trust Company, N.A., incorporated by reference from PEA No. 3 filed August 21, 1992.
G.3.	Agreement for Prime Brokerage Clearance Services between ABN AMRO, Inc. (formerly Furman Selz LLC) and Caldwell & Orkin, Inc., dated March 22, 1996, incorporated by reference from PEA No. 13 filed June 30, 1999.
G.4.	Agreement for Prime Brokerage Clearance Services between Merrill Lynch Pierce Fenner and Smith, and Caldwell & Orkin, Inc., dated May 1, 1998, incorporated by reference from PEA No. 13 filed June 30, 1999.
G.5.	Form of Special Custody Account Agreement by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank One Trust Company, N.A. and Registrant, incorporated by reference from PEA No. 16 filed September 1, 1999.

G.6.	Special Custody Account Agreement dated February 14, 2000, by and among Bank One Trust Company, N.A., Registrant and ING Barings LLC, incorporated by reference from PEA No. 17 filed August 29, 2000.
H.1.	Transfer Agency Agreement between Registrant and MGF Services Corp. (aka Integrated Fund Services, Inc.) dated March 3, 1995, incorporated by reference from PEA No. 3 filed August 21, 1992.
H.2.	Agreement between Registrant and Caldwell & Orkin, Inc. dated August 20, 1992, incorporated by reference from PEA No. 2 filed June 25, 1992.
H.3.	Distribution Plan of Market Opportunity Fund of the Registrant, incorporated by reference from initial registration statement filed May 30, 1990.
H.4.	Form of Distribution Plan Sub-Agreement, incorporated by reference from initial registration statement filed May 30, 1990.
H.5.	Schedule for Computation of performance quotation, incorporated by reference from PEA No. 3 filed August 21, 1992.
H.6	Power of Attorney appointing H. Eugene Caldwell and Michael B. Orkin (see Signature Page to this Amendment), incorporated by reference from PEA No. 6 filed August 29, 1994.
H.7.	Power of Attorney appointing Michael B. Orkin, incorporated by reference from PEA No. 17 filed August 29, 2000.
H.8.	Accounting Services Agreement dated February 2, 1998, by and between Caldwell & Orkin and Countrywide Fund Services, Inc. (now Integrated Fund Services, Inc.), as supplemented and amended by that certain Addendum to Accounting Services Agreement dated July 1, 2002.
I.	Opinion and consent of counsel, as to legality of shares, incorporated by reference from PEA No. 3 filed August 21, 1992.
J.	Consent of Tait, Weller & Baker
K.	None.
L.	Agreement concerning initial capital of Registrant (Market Opportunity Fund), incorporated by reference from initial registration statement filed May 30, 1990.
M.	None.
N.	None.
O.	None.
P.	Code of Ethics.

Item 23.  Persons Controlled by or under Common Control with Registrant.

The Fund’s Manager, C & O Funds Advisor, Inc., a Georgia corporation, is a wholly-owned subsidiary of, and may be deemed to be controlled by, Caldwell & Orkin, Inc., which is also a Georgia corporation.

Item 24.  Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of Registrant's Charter filed as Exhibit A and A.1., Article VII of Registrant's By-Laws filed as Exhibit B, and the Distribution Agreement filed as Exhibit E provide, or will provide, for indemnification.

Registrant's Articles of Incorporation (Article VI) provide that Registrant shall indemnify its Directors and Officers to the fullest extent permitted by law.

Registrant's By-laws (Article VII, Section 1) provide that Registrant shall indemnify any Director and/or Officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director or Officer of Registrant, or is or was serving at the request of Registrant as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

With respect to indemnification of Officers and Directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any Director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal,  administrative or investigative (other than an action by or in the right of Registrant) by reason of service in that capacity, or is or was serving at the request of the corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the Director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the Director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful.  A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Registrant or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Director has met the requisite standard of conduct.  Under Section 2-418, Registrant may also indemnify Officers, employees and agents of Registrant who are not Directors to the same extent that it shall indemnify Directors and Officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract.  Pursuant to Section 2-418 of the Maryland General Corporation Law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by  Section 2-418.  The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

Reference is also made to Section 9 of the Distribution Agreement filed as Exhibit E to this Registration Statement.  Section 9 of the Distribution Agreement provides that Registrant, subject to certain conditions and limitations, shall indemnify, defend and hold harmless the Underwriter, its Officers and directors and any person who controls the Underwriter within the meaning of the Securities Act of 1933 from and against any and all claims, demands, liabilities and expenses which they may incur under the Federal securities laws, the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or any related Prospectus and/or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Reference is also made to Article IV of the Management Agreement filed as Exhibit D to this Registration Statement.  Article IV provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or from negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement.

The Registrant may purchase insurance on behalf of an Officer or Director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as Officer or Director of the Registrant.  The Registrant, however, may not purchase insurance on behalf of any Officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of the duties involved in the conduct of his office, active or deliberate dishonesty, receipt of an improper personal benefit, or in the case of a criminal proceeding that such person had reasonable cause to believe the act or omission was unlawful.  The corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.  Insurance or similar protection may also be provided by a subsidiary or affiliate of the corporation.

Item 25.  Business and Other Connections of Investment Advisor

None.

Item 26.  Principal Underwriters.

a.             The Distributor also serves as the principal underwriter for the following investment companies:

Appleton Funds
Bjurman, Barry Funds
James Advantage Funds
Lake Shore Funds
Westport Funds.

   Set forth below is information concerning each Director and Officer of the Distributor.  The principal business address  of the Distributor and each such person is 221 East Fourth Street, Suite 300, Cincinnati, OH  45202 (513) 362-8000.
(1)	(2)	(3)
Name	Position and Offices with Underwriter	Positions and Offices with Registrant
Jill T. McGruder	Director	None
Scott A. Englehart	President	None
Terrie A. Wiedenheft	Senior VP, CFO and Treasurer	None
Roy E. Rogers	VP – Client Relations	None
Tina H. Bloom	VP, Assoc. Gen Counsel, Secretary	None
Richard K. Taulbee	VP	None
James K. Vance	Assistant Treasurer	None
Timothy D. Speed	Assistant Treasurer	None
Joseph G. Melcher	Director of Compliance	None
  The following table sets forth the compensation received by the Distributor, directly or indirectly, during the Fund’s last fiscal year.  The compensation paid to the Distributor is an obligation of the Manager under the Distribution Agreement, and is paid by the Manager out of its resources.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commission	Other Compensation
IFS Fund Distributors	N/A	N/A	N/A	$6,000

Item 27.  Location of Accounts and Records.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act at its principal executive offices at 6200 The Corners Parkway, Suite 150, Norcross, Georgia, 30092, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, Bank One Trust Company, N.A., 1111 Polaris Parkway, Suite 2L, Columbus, Ohio 43240, and Transfer Agent, Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, OH  45202.

Item 28.  Management Services.

None.

Item 29.  Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under 485(b) of the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, and State of Georgia, on the 27th day of August, 2004.

THE CALDWELL & ORKIN FUNDS, INC. (Registrant) By: /s/ Michael B. Orkin Michael B. Orkin President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael B. Orkin Michael B. Orkin	Chairman and President	August 30, 2004

/s/ Robert H. Greenblatt Robert H. Greenblatt	Treasurer	August 30, 2004

/s/ Frederick T. Blumer* Frederick T. Blumer	Director and Chairman	August 30, 2004

/s/ David L. Eager* David L. Eager	Director	August 30, 2004

/s/ Henry H. Porter, Jr.* Henry H. Porter, Jr.	Director	August 30, 2004

By: /s/ Michael B. Orkin Michael B. Orkin	*Attorney-in-Fact	August 30, 2004

* Executed by Michael B. Orkin as Attorney-in-Fact

INDEX TO EXHIBITS

A.	Amended and Restated Articles of Incorporation of Registrant, incorporated by reference from PEA No. 2 filed June 25, 1992.
A.1.	Articles of Amendment, incorporated by reference from PEA No. 8 filed August 25, 1996.
B.	By-Laws of Registrant, incorporated by reference from PEA No. 17 filed August 29, 2000.
C.	None.
D.	Management Agreement between the Market Opportunity Fund of Registrant and C & O Funds Advisor, Inc. dated August 20, 1992, incorporated by reference from PEA No. 3 filed August 21, 1992.
E.	Distribution Agreement (Underwriting Agreement) between Registrant and CW Fund Distributors, Inc. (now IFS Fund Distributors, Inc.), dated October 29, 1999.
F.	None.
G.1.	Custodian Agreement between Registrant and Bank One Trust Company, N.A. dated September 5, 1990, incorporated by reference from PEA No. 2 filed December 24, 1990.
G.2.	First Amendment to Custodian Agreement between Registrant and Bank One Trust Company, N.A., incorporated by reference from PEA No. 3 filed August 21, 1992.
G.3.	Agreement for Prime Brokerage Clearance Services between ABN AMRO, Inc. (formerly Furman Selz LLC) and Caldwell & Orkin, Inc., dated March 22, 1996, incorporated by reference from PEA No. 13 filed June 30, 1999.
G.4.	Agreement for Prime Brokerage Clearance Services between Merrill Lynch Pierce Fenner and Smith, and Caldwell & Orkin, Inc., dated May 1, 1998, incorporated by reference from PEA No. 13 filed June 30, 1999.
G.5.	Form of Special Custody Account Agreement by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank One Trust Company, N.A. and Registrant, incorporated by reference from PEA No. 16 filed September 1, 1999.
G.6.	Special Custody Account Agreement dated February 14, 2000, by and among Bank One Trust Company, N.A., Registrant, and ING Barings LLC, incorporated by reference from PEA No. 17 filed August 29, 2000.
H.1.	Transfer Agency Agreement between Registrant and MGF Services Corp. (aka Integrated Fund Services, Inc.) dated March 3, 1995, incorporated by reference from PEA No. 3 filed August 21, 1992.
H.2.	Agreement between Registrant and Caldwell & Orkin, Inc. dated August 20, 1992, incorporated by reference from PEA No. 2 filed June 25, 1992.
H.3.	Distribution Plan of Market Opportunity Fund of the Registrant, incorporated by reference from initial registration statement filed May 30, 1990.
H.4.	Form of Distribution Plan Sub-Agreement, incorporated by reference from initial registration statement filed May 30, 1990.
H.5.	Schedule for Computation of performance quotation, incorporated by reference from PEA No. 3 filed August 21, 1992.
H.6	Power of Attorney appointing H. Eugene Caldwell and Michael B. Orkin (see Signature Page to this Amendment), incorporated by reference from PEA No. 6 filed August 29, 1994.
H.7.	Power of Attorney appointing Michael B. Orkin, incorporated by reference from PEA No. 17 filed August 29, 2000.
H.8.	Accounting Services Agreement dated February 2, 1998, by and between Caldwell & Orkin and Countrywide Fund Services, Inc. (now Integrated Fund Services, Inc.), as supplemented and amended by that certain Addendum to Accounting Services Agreement dated July 1, 2002.
I.	Opinion and consent of counsel, as to legality of shares, incorporated by reference from PEA No. 3 filed August 21, 1992.
J.	Consent of Tait, Weller & Baker.
K.	None.
L.	Agreement concerning initial capital of Registrant (Market Opportunity Fund), incorporated by reference from initial registration statement filed May 30, 1990.
M	None.
N.	None.
O.	None.
P.	Code of Ethics, incorporated by reference from PEA No. 20 filed August 29, 2003.